SCHEDULE 14A
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                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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                                        Only (as permitted by Rule 14a-6(e)(2))
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| | Soliciting Material Under Rule 14a-12

                                 MIM CORPORATION
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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

                                 MIM CORPORATION
                               100 Clearbrook Road
                            Elmsford, New York 10523
                                 (914) 460-1600
                              ---------------------

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS

                      To be held on Thursday, June 5, 2003

                              ---------------------

To the Stockholders of MIM Corporation:

         The 2003 Annual Meeting of Stockholders of MIM Corporation, a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on Thursday, June 5, 2003 at the Westchester Marriott Hotel, located at 670 White Plains Road, Tarrytown, New York 10591, for the following purposes:

     1. To elect nine (9) directors to the Board of Directors of the Company, each to hold office for a term of one (1) year or until their respective successors shall have been duly elected and shall have qualified.

     2. To approve an amendment and restatement of the MIM Corporation 2001 Incentive Stock Plan to increase the number of authorized shares of common stock available for issuance under the 2001 Incentive Stock Plan by 2,000,000 shares, from 1,750,000 to 3,750,000 shares, and to permit grants of Restricted Stock Units.

     3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2003.

     4. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on Friday, April 11, 2003 as the record date for determining stockholders of the Company entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

         Stockholders of the Company are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, please mark, sign, date and mail the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope to ensure your representation and the presence of a quorum at the Annual Meeting. Alternatively, you may vote by toll-free telephone call or electronically via the Internet. If you send in your proxy card, or vote by telephone or via the Internet, and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                     By order of the Board of Directors,

                                     /s/ Barry A. Posner
Elmsford, New York                   Barry A. Posner,
April 30, 2003                       Executive Vice President, Secretary
                                     and General Counsel

                                 MIM CORPORATION
                               100 Clearbrook Road
                            Elmsford, New York 10523
                                 (914) 460-1600

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------


         This Proxy Statement ("Proxy Statement") is being furnished to the stockholders of MIM Corporation, a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies in the enclosed form for use in voting at the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on Thursday, June 5, 2003 at 10:00 a.m., local time, at the Westchester Marriott Hotel, located at 670 White Plains Road, Tarrytown, New York 10591, and at any adjournments or postponements thereof. The shares of common stock, par value $.0001 per share (the "Common Stock"), represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting. These proxy solicitation materials are being mailed to stockholders on or about May 5, 2003.

         Instead of submitting your proxy with the paper proxy card, you may vote by telephone or electronically via the Internet. If you vote by telephone or via the Internet it is not necessary to return your proxy card. See "Voting By Telephone or Via the Internet" on page 27 of this Proxy Statement for further details. Please note that there are separate telephone and Internet voting arrangements depending upon whether your shares of Common Stock are registered in your name or in the name of a broker or bank.

Proposals; Record Date

         At the Annual Meeting, the Company's stockholders will be asked:

     1. To elect nine (9) directors to the Board of Directors of the Company, each to hold office for a term of one (1) year or until their respective successors shall have been duly elected and shall have qualified.

     2. To approve an amendment and restatement of the MIM Corporation 2001 Incentive Stock Plan (the "2001 Plan") to increase the number of authorized shares of Common Stock available for issuance thereunder by 2,000,000 shares, from 1,750,000 to 3,750,000 shares, and to permit grants of Restricted Stock Units.

     3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2003.

     4. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         The close of business on Friday, April 11, 2003 has been fixed by the Board of Directors as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting. The only outstanding voting securities of the Company are shares of Common Stock. As of the close of business on the Record Date, 22,174,934 shares of Common Stock were issued and outstanding and were held of record by approximately 92 holders (in addition to approximately 10,001 stockholders whose shares were held in nominee name).

Voting and Solicitation

         Each  stockholder  entitled to vote at the Annual  Meeting may cast one
(1) vote in person or by proxy for each share of Common Stock held by such stockholder. The presence, in person or by proxy, of holders of a majority of the shares of Common Stock issued and outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. Shares of Common Stock represented at the Annual Meeting in person or by proxy but not voted will be counted for purposes of determining a quorum. Accordingly, abstentions and broker "non-votes" (shares as to which a broker or nominee has indicated that it does not have discretionary authority to vote) on a particular matter, including the election of directors, will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining the presence of a quorum. Certain matters submitted to a vote of stockholders are considered to be "routine" items upon which brokerage firms may vote in their discretion on behalf of their customers if such customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting. On those matters determined to be "non-routine," brokerage firms that have not received instructions from their customers would not have discretion to vote. In the election of directors, the nine (9) nominees who receive the greatest number of affirmative votes will be elected to the Board of Directors, without giving effect to abstentions and broker non-votes. Each other matter to be voted on by the stockholders at the Annual Meeting requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. On these matters, an abstention will have the same effect as a vote cast against the applicable resolution, while broker non-votes will be disregarded and have no effect on the applicable matter.

         Proxies in the accompanying form that are properly executed, duly returned to the Company and not revoked, or proxies which are submitted by telephone or via the Internet and not revoked, will be voted in accordance with the instructions contained therein. In the absence of specific instruction with respect to any or all of the proposals to be acted upon, proxies will be voted for the election of all of the nominees for director named in this Proxy Statement and in favor of proposals 2 and 3. No matter currently is expected to be considered at the Annual Meeting other than the proposals set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting. If any other matters are properly brought before the Annual Meeting for action it is intended that the persons named in the proxy and acting thereunder will vote in accordance with their discretion on such matters.

         The presence of a stockholder at the Annual Meeting will not revoke such stockholder's proxy. However, a proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company (at the principal offices of the Company) a written notice of revocation, by executing and delivering a proxy bearing a later date or by attending the Annual Meeting and voting in person. Stockholders voting by telephone or via the Internet may also revoke their proxy by attending the Annual Meeting and voting in person, by submitting the proxy in accordance with the instructions thereon or by voting again, at a later time, by telephone or via the Internet (a stockholder's latest telephone or Internet vote, as applicable, will be counted and all earlier votes will be disregarded). However, once voting on a particular matter is completed at the Annual Meeting, a stockholder will not be able to revoke his or her proxy or change his or her vote as to any matter or matters on which voting has been completed.

         The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expenses of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding such materials to beneficial owners of shares of Common Stock. The Company may conduct further solicitations personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with any such solicitations.

Other Matters; Adjournments

         Adjournments or postponements of the Annual Meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment or postponement may be made from time to time by approval of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting (whether or not a quorum exists) without further notice other than by an announcement made at the Annual Meeting. The Company does not currently intend to seek an adjournment or postponement of the Annual Meeting, but no assurance can be given that one will not be sought.

                                   PROPOSAL 1.

                              ELECTION OF DIRECTORS

         The By-Laws of the Company provide that the number of directors shall be such number, currently nine (9), as shall be designated from time to time by resolution of the Board of Directors. Each director shall hold office for a term of one (1) year or until his or her successor is elected at the Company's next annual meeting of stockholders and duly qualified, or until his or her earlier death, resignation or removal. The Board of Directors, based on the advice of its Nominating Committee, has nominated and recommends the election of the following persons to the Board of Directors of the Company, all of whom currently serve as directors: Richard H. Friedman, Richard A. Cirillo, Esq., Charlotte W. Collins, Esq., Dr. Louis T. DiFazio, Harold Ford, Sr., Michael Kooper, Dr. Louis A. Luzzi, Jack L. Salzman and Ronald K. Shelp.

         The Board of Directors has no reason to believe that any of its nominees will be unable or unwilling to serve as a director if elected and, to the knowledge of the Board of Directors, each of its nominees intends to serve in such capacity for the entire term for which election is sought. However, should any nominee become unwilling or unable to accept nomination or election as a director of the Company, the proxies solicited by management will be voted (unless marked to the contrary) for such person or persons, if any, as shall be recommended by the Board of Directors. However, proxies will not be voted for the election of more than nine (9) directors.

         The following table sets forth, as of April 30, 2003, certain information with respect to each nominee for director, including biographical data for at least the last five (5) years:


          Name                            Age           Position

          Richard H. Friedman              52           Director, Chairman
                                                        of the Board and Chief
                                                        Executive Officer

          Richard A. Cirillo, Esq.         52           Director

          Charlotte W. Collins, Esq.       50           Director

          Louis T. DiFazio, Ph.D.          65           Director

          Harold Ford, Sr.                 58           Director

          Michael Kooper                   67           Director

          Louis A. Luzzi, Ph.D.            70           Director

          Jack L. Salzman                  57           Director

          Ronald K. Shelp                  61           Director

         Richard H. Friedman is currently the Chairman and Chief Executive Officer of the Company. He joined the Company in April 1996 and was elected a director of the Company and appointed its Chief Financial Officer and Chief Operating Officer in May 1996. He served in those capacities until April 1998. Mr. Friedman also served as the Company's Treasurer from April 1996 until February 1998.

         Richard A. Cirillo, Esq. has served as a director of the Company since April 1998. Since June 21, 1999, Mr. Cirillo has been a partner of the law firm of King & Spalding LLP. From 1983 until June 1999, Mr. Cirillo was a member of the law firm of Clifford Chance Rogers & Wells LLP, with which he had been associated since 1975. Since Mr. Cirillo joined King & Spalding LLP, that firm has served as the Company's outside general counsel. Prior to that time, Clifford Chance Rogers & Wells LLP had served in that capacity.

         Charlotte W. Collins, Esq. was appointed as a director of the Company in April 2003. Since January 2002 Ms. Collins has been Associate Research Professor, Director of Minority Health Policy Program, at the George Washington University School of Public Health and Health Services. Since 1996, Ms. Collins has been associated with the law firm of Powell, Goldstein, Frazer & Murphy, LLP in Washington, DC. During 1998, she held the position of Interim General Counsel for the District of Columbia Health and Hospitals Public Benefit Corporation.

         Louis T. DiFazio, Ph.D. has served as a director of the Company since May 1998. From March 1997 until his retirement in June 1998, Dr. DiFazio served as Group Senior Vice President of the Pharmaceutical Group of Bristol-Myers Squibb. Dr. DiFazio also currently serves as a member of the Board of Trustees of Rutgers University and the University of Rhode Island. Dr. DiFazio received his B.S. in Pharmacy from Rutgers University and his Ph.D. in Pharmaceutical Chemistry from the University of Rhode Island.

         Hon. Harold Ford has served as a director since June 2001. Mr. Ford serves as President of The Harold Ford Group, a consulting and federal and state lobbying firm specializing in advising business clients principally on healthcare-related regulatory, legislative and general business matters. Prior to founding The Harold Ford Group in early 1997, Mr. Ford served as a Congressman in the United States House of Representatives for 22 years representing the 9th District of Tennessee.

         Martin ("Michael") Kooper has served as a director of the Company since April 1998. Since December 1997, Mr. Kooper has served as the President of The Kooper Group, a successor to Michael Kooper Enterprises, a benefits consulting firm. From 1980 through December 1997, Mr. Kooper served as President of Michael Kooper Enterprises.

         Louis A. Luzzi, Ph.D. has served as a director of the Company since July 1996. Dr. Luzzi is a retired Dean of Pharmacy and Provost for Health Science Affairs of the University of Rhode Island College of Pharmacy. He has held the Mario Distinguished Chair in Pharmaceutics at the University of Rhode Island College of Pharmacy since 2001 and has been a Professor of Pharmacy at the University of Rhode Island College of Pharmacy since 1980.

         Jack L. Salzman has served as a director of the Company since July 2002. Since 1998 Mr. Salzman has been managing partner of Salzman Capital Management which manages Kings Point Partners L.P., a hedge fund founded by Mr. Salzman in 1997. Prior to 1997, Mr. Salzman was a partner and managing director of Goldman Sachs and held various positions with Goldman Sachs, including associate director of equity research.

         Ronald K. Shelp has served as a director of the Company since July 2000. Mr. Shelp is Chairman of Kent Global Strategies, a consulting firm he founded in 1996 specializing in communications, marketing for businesses and not-for-profit organizations, and domestic and international business transactions. From September 2001 to November 2002, Mr. Shelp was the Chairman of The Anne McBride Company, the Company's investor relations firm. From June 1999 until June 2001, Mr. Shelp held various positions with b2bstreet.com, a business-to-business auction site for small businesses, including Chairman, President and Chief Executive Officer.

Information Concerning Meetings and Certain Committees

         The Company has standing Executive, Audit, Nominating and Compensation Committees of the Board of Directors.

         The Executive Committee, established in November 2002, has all of the powers and authority of the full Board in the management of the business and affairs of the Company, subject to certain limitations. Messrs. Friedman, Cirillo and Salzman currently serve on the Executive Committee. The Executive Committee did not meet in 2002, but in February 2003 approved by unanimous written consent a stock repurchase program pursuant to which the Company is authorized to repurchase, in open market or private transactions, up to an aggregate of $10,000,000 of its Common Stock.

         The Audit Committee currently consists of Mr. Salzman, who is the Chairman of the Audit Committee, and Drs. Luzzi and DiFazio. Each of the members of the Audit Committee meets the independence requirements of the National Association of Securities Dealers listing standards and Section 10A(m) of the Securities Exchange Act of 1934 (the "Exchange Act"). The Audit Committee is responsible, among its other duties, for engaging, overseeing, evaluating and replacing the Company's independent auditors, pre-approving all audit and non-audit services by the Company's independent auditors, reviewing the scope of the audit plan and the results of each audit with management and the independent accountants, reviewing the internal audit function, reviewing the adequacy of the Company's system of internal accounting controls and disclosure controls and procedures, and reviewing the financial statements and other financial information included in the Company's annual and quarterly reports filed with the Securities and Exchange Commission (the "Commission"). The Audit Committee's duties are set forth in the Audit Committee's Charter, which was last amended by the Board of Directors on April 22, 2003. A copy of the current Audit Committee Charter is attached to this Proxy Statement as Appendix A.

         The Compensation Committee, currently comprised of Dr. DiFazio, who is the Chairman of the Compensation Committee, and Messrs. Kooper and Shelp, administers the 2001 Plan, the 1996 Incentive Stock Plan (the "1996 Plan") and the 1996 Non-Employee Directors Stock Incentive Plan (the "Directors Plan"), makes recommendations to the Board of Directors concerning executive compensation matters and performs such other duties as from time to time are designated by the Board of Directors.

         The Nominating Committee, currently comprised of Messrs. Shelp, who is the Chairman of the Nominating Committee, and Ford and Dr. Luzzi, makes recommendations from time to time on the selection of nominees for directors. The Nominating Committee will consider nominees recommended from time to time by stockholders who comply with the procedures set forth in the Company's By-Laws. See "Stockholder Proposals" on page 26 of this Proxy Statement.

         During 2002, the Board of Directors held eight (8) meetings and acted one (1) time by unanimous written consent. The Audit Committee held five (5) meetings and acted one (1) time by unanimous written consent. The Compensation Committee and Nominating Committees each met one (1) time during 2002. Each director attended more than 75% of the meetings of the Board of Directors and all applicable committee meetings during the period that such director served as a director in 2002.

Report of the Audit Committee

         The Audit Committee has reviewed and discussed with the Company's management and the Company's independent auditors the audited consolidated financial statements of the Company contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2002. Management of the Company is responsible for the financial statements and the reporting process, including the Company's system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

         The Audit Committee discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90. In addition, the Audit Committee has received and reviewed the written disclosures and the letter from the Company's independent auditors required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has considered the compatibility of non-audit services with the auditors' independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Commission.

                         Members of the Audit Committee:

                         Jack L. Salzman, Chairman
                         Louis T. DiFazio, Ph.D.
                         Louis A. Luzzi, Ph.D.

Compensation of Directors

         Each director who is not an officer or employee of the Company (an "Outside Director") receives fees of $1,500 per month and $500 per meeting of the Board of Directors and any committee thereof and is reimbursed for expenses incurred in connection with attending such meetings. In addition, each Outside Director is automatically granted under the Directors Plan (i) a non-qualified stock option to purchase 20,000 shares of Common Stock upon being elected to the Board of Directors and (ii) a non-qualified stock option to purchase 5,000 shares of Common Stock each year at the annual meeting of the Board of Directors immediately following the Company's annual meeting of stockholders; provided, that in order to be eligible to receive the additional option grant an Outside Director shall have been serving on the Board of Directors for at least six (6) consecutive months. Directors who are also officers of the Company are not paid any directors fees or granted any options under the Directors Plan; provided, however, that such directors may receive options under the 1996 Plan and the 2001 Plan.

         The exercise price of options granted to a director under the Directors Plan is equal to the fair market value of a share of Common Stock on the date of grant. Options granted under the Directors Plan vest over three (3) years, in three (3) equal annual installments following the anniversary dates of the grant date. The Company has reserved 500,000 shares of Common Stock for issuance under the Directors Plan. Through April 30, 2003 (i) Messrs. Cirillo, Ford, Kooper and Shelp and Drs. DiFazio and Luzzi have been granted options to purchase an aggregate of 25,000 shares of Common Stock at exercise prices ranging from $2.13 to $13.00 per share and (ii) Mr. Salzman and Ms. Collins have each been granted options to purchase 20,000 shares of Common Stock at exercise prices of $8.77 and $7.53 per share, respectively.

Vote Required and Recommendation of the Board of Directors

         If a quorum is present and voting, the nine (9) nominees receiving the highest number of votes duly cast at the Annual Meeting will be elected to the Board of Directors.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                 A VOTE "FOR" EACH OF THE ABOVE-NAMED NOMINEES.


                                   PROPOSAL 2.

      APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE MIM CORPORATION 2001 INCENTIVE STOCK PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
   COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER FROM 1,750,000 TO 3,750,000
               AND AUTHORIZING THE GRANT OF RESTRICTED STOCK UNITS

         In June 2001, the Company's stockholders approved and adopted the 2001 Plan. The primary purpose of the 2001 Plan is to (i) attract and retain key employees, (ii) provide an incentive to key employees, and (iii) provide key employees with a stake in the future of the Company, which corresponds to the stake of each of the Company's stockholders. The Board of Directors relies upon the 2001 Plan as one of the benefits necessary to attract and retain highly qualified and motivated employees. As of March 31, 2003, the Company had options to purchase 1,699,000 shares of Common Stock outstanding under the 2001 Plan at exercise prices ranging from $5.24 to $20.63 per share and had made restricted stock grants for 50,000 shares of Common Stock under the 2001 Plan. Also as of March 31, 2003, the Company had 1,000 shares, 90,521 shares and 330,000 shares available for grant under the 2001 Plan, the 1996 Plan, and the Directors Plan, respectively. Furthermore, as of March 31, 2003, there were 2,944,887 unexercised options outstanding with a weighted average term of 7.93 years and a weighted average exercise price of $7.73. Finally, as of March 31, 2003, there were 220,000 restricted shares outstanding whose restrictions on sale had not yet lapsed.

         In April 2003 the Company's Compensation Committee, which administers the 2001 Plan as well as the 1996 Plan and the Directors Plan, with the assistance of an outside compensation consultant, undertook a thorough review of the Company's 2001 Plan and the 1996 Plan, including the number of shares of Common Stock available for issuance under these plans, the various types of grants that may be made under the plans, the average remaining term on options outstanding under the plans and the number of full value shares of Common Stock outstanding under the plans that still have restrictions on vesting. Based on this review the Compensation Committee adopted, subject to stockholder approval, amendments to the 2001 Plan increasing the aggregate number of shares reserved for issuance by 2,000,000 to a total of 3,750,000 and authorizing the grant of Restricted Stock Units. The Board of Directors believes it is in the Company's best interests to amend and restate the 2001 Plan to provide for the increase in shares available for purchase thereunder and authorizing the grant of restricted stock units so that the Company may continue to attract and retain the services of qualified employees by providing employees an opportunity to acquire shares of the Company's Common Stock through the 2001 Plan and to motivate them to increase stockholder value.

         Upon approval of the foregoing amendments to the 2001 Plan, the Company will issue to Mr. Friedman an option to purchase 200,000 shares of Common Stock previously authorized and committed to be granted on January 2, 2002 and an option to purchase 200,000 shares of Common Stock previously authorized and committed to be granted on January 2, 2003. These options will be granted as of, and the exercise price will be equal to the fair market value of a share of Common Stock on, January 2, 2002 and January 2, 2003, respectively. These option grants were approved and committed to be issued in connection with a compensation arrangement approved by the Company's Compensation Committee in December of 2001. See "Employment Agreements" on page 22 of this Proxy Statement for a discussion of this arrangement.

         The following discussion summarizes the material terms of the 2001 Plan as proposed to be amended and restated. This discussion does not comport to be complete and is qualified in its entirety by reference to the 2001 Plan, a copy of which is attached to this Proxy Statement as Appendix B.

Administration

         The 2001 Plan is administered by the Compensation Committee. Each director serving as a member of the Compensation Committee satisfies the requirements for a "non-employee director" under Rule 16b-3 of the Exchange Act and an "outside director" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). All grants under the 2001 Plan are evidenced by a certificate that incorporates such terms and conditions as the Compensation Committee deems necessary or appropriate.

Coverage Eligibility and Grant Limits

         The 2001 Plan provides for (i) the issuance to key employees of stock options ("Options"), stock appreciation rights ("SAR") and performance units ("Performance Units"), (ii) the making of stock grants ("Stock Grants") to key employees, and (iii) the granting of non-equity restricted stock units ("Restricted Stock Units") to key employees. A key employee will be any employee of the Company or any subsidiary, parent or affiliate of the Company designated by the Compensation Committee who, in the judgment of the Compensation Committee, acting in its absolute discretion, is key directly or indirectly to the success of the Company. No key employee in any calendar year may be granted an Option to purchase more than 350,000 shares of Common Stock, more than 350,000 SARs with respect to Common Stock, Stock Grants for more than 350,000 shares of Common Stock, Restricted Stock Units based on the value of more than 350,000 shares of Common Stock or any combination of such awards covering, in the aggregate, 500,000 shares of Common Stock. Furthermore, subsequent to the adoption of this proposal, the Company may not grant Restricted Shares, Restricted Stock Units, Stock Awards, Performance Shares or Performance Units totaling more than 1,000,000 shares under the 2001 Plan.

Shares Reserved for Issuance Under 2001 Plan

         There are currently 1,750,000 shares of Common Stock reserved for issuance under the 2001 Plan. Upon approval of this proposal, the 2001 Plan will be amended and restated to increase the authorized number of shares of Common Stock available for issuance under the 2001 Plan by 2,000,000 shares to 3,750,000. These additional shares shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Common Stock and from shares of Common Stock that have been reacquired by the Company.

         Any shares of Common Stock subject to an Option or Stock Grant that remain unissued after the cancellation, expiration or exchange of such Option or Stock Grant, or that are forfeited after issuance, any shares of Common Stock subject to a SAR that remain unissued after the cancellation or expiration of such SAR and any shares of Common Stock subject to issuance upon the vesting of Restricted Stock Units which remain unissued after the cancellation or forfeiture of such units will again be available for issuance under the 2001 Plan.

Options

         Under the 2001 Plan, incentive stock options ("ISOs"), which are intended to qualify for special tax treatment under Code Section 422, may be granted to key employees of the Company or a subsidiary or parent of the Company. Non-qualified stock options ("Non-ISOs") may also be granted to key employees. Each Option granted under the 2001 Plan entitles the holder thereof to purchase the number of shares of Common Stock specified in the grant at the exercise price specified in the related stock option certificate. At the discretion of the Compensation Committee, the stock option certificate can provide for payment of the exercise price either in cash or in Common Stock which has been held for at least six (6) months and is acceptable to the Compensation Committee or in any combination of cash and such Common Stock. The exercise price may also be paid through any cashless exercise procedure which is acceptable to the Compensation Committee or its delegate and which is facilitated through a sale of Common Stock. The terms and conditions of each Option granted under the 2001 Plan will be determined by the Compensation Committee, but no Option will be granted at an exercise price which is less than the fair market value of the Common Stock as determined on the grant date in accordance with the 2001 Plan. In addition, if the Option is an ISO that is granted to a 10% stockholder of the Company, the Option exercise price will be no less than 110% of the fair market value of the Common Stock on the grant date. No Option may be exercisable more than 10 years from the grant date, or, if the Option is an ISO granted to a 10% stockholder of the Company, it may not be exercisable more than five (5) years from the grant date. Moreover, no key employee may be granted ISOs which are first exercisable in any calendar year for stock having an aggregate fair market value (determined as of the date the ISO was granted) that exceeds $100,000. The Compensation Committee may not as part of an Option grant provide for an Option reload feature whereby a key employee receives an automatic grant of an additional Option as of the date the key employee exercises the original Option if the key employee uses Common Stock to pay all or a part of the Option exercise price or uses Common Stock to satisfy all or part of any related tax withholding requirement. Options, once issued, may not be repriced without first obtaining the approval of the stockholders of the Company.

Stock Appreciation Rights

         SARs may be granted by the Compensation Committee to key employees under the 2001 Plan, either as part of an Option or as stand-alone SARs. The terms and conditions for a SAR granted as part of an Option will be set forth in the related stock option certificate while the terms and conditions of a stand-alone SAR will be set forth in a related SAR certificate. SARs entitle the holder to receive an amount (in cash, Common Stock, or a combination of cash and Common Stock) equal to the excess of the fair market value of one share of Common Stock as of the date such right is exercised over the initial stock price specified in the stock option or SAR certificate (the "SAR Value"), multiplied by the number of shares of Common Stock in respect of which the SAR is being exercised. The SAR Value for a SAR will be no less than the fair market value of a share of Common Stock as determined on the grant date in accordance with the 2001 Plan.

Restricted Stock Units

         Restricted Stock Units may be granted by the Compensation Committee to key employees under the 2001 Plan. The value of each Restricted Stock Unit will correspond to the fair market value of a share of Common Stock as determined on the grant date. Each Restricted Stock Unit grant shall be evidenced by a Restricted Stock Unit Certificate that shall set forth the number of Restricted Stock Units granted to the key employee, the vesting schedule applicable to such Restricted Stock Units and such other terms and conditions of grant as the Compensation Committee, acting in its absolute discretion, deems consistent with the terms of the 2001 Plan. Except for dividend equivalent adjustments made by the Compensation Committee for stock dividends in accordance with the terms of the 2001 Plan, there shall be no adjustment to Restricted Stock Units for dividends paid by the Company. Upon the vesting of a Restricted Stock Unit the key employee shall receive payment in shares of Common Stock, and the number of shares of Common Stock to be issued to the key employee shall be equal to the number of Restricted Stock Units that have so vested unless a Key Employee has made a deferral election in accordance with the terms of the 2001 Plan. At the time a Key Employee receives shares of Common Stock equal in number to the vested Restricted Stock Units, such vested Restricted Stock Units shall automatically be cancelled and the key employee shall have no further rights to payment of any kind. The Compensation Committee, in its absolute discretion, may permit a key employee to elect to defer receipt of the delivery of shares of Stock that would otherwise be due to such key employee by virtue of the vesting of a Restricted Stock Unit; provided such deferral election is made at least twelve (12) months before the Restricted Stock Unit vests. Any deferral election shall be subject to compliance with the rules and procedures for such payment deferrals as established by the Compensation Committee; provided that the Compensation Committee shall not be permitted to create any arrangement which would constitute an employee pension benefit plan as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), unless the arrangement provides benefits solely to one or more individuals who constitute members of a select group of management or highly compensated employees (within the meaning of ERISA). The Compensation Committee may, at the time a grant of Restricted Stock Units is made, prescribe corporate, divisional, and/or individual performance goals, applicable to all or any portion of the Restricted Stock Units subject to the grant. Performance goals may be based on achieving a certain level of total revenue, earnings, earnings per share or return on equity of the Company and its subsidiaries and affiliates, or on the extent of changes in such criteria.

Stock Grants

         A Stock Grant may be made by the Compensation Committee to key employees under the 2001 Plan. The terms and conditions for a Stock Grant will be set forth in the related stock grant certificate and will be determined by the Compensation Committee, acting in its sole discretion. The Compensation Committee may make the issuance of Common Stock under a Stock Grant subject to the satisfaction of one or more employment, performance, purchase or other conditions and may make the forfeiture of Common Stock issued pursuant to such a grant subject to similar conditions. The Compensation Committee may, at the time a Stock Grant is made, prescribe corporate, divisional, and/or individual performance goals, applicable to all or any portion of the shares subject to the Stock Grant. Performance goals may be based on achieving a certain level of total revenue, earnings, earnings per share or return on equity of the Company and its subsidiaries and affiliates, or on the extent of changes in such criteria. Upon the satisfaction of any applicable forfeiture conditions and performance goals, the shares underlying the Stock Grant will be transferred to the key employee.

Performance Units

         Performance Units may be granted to key employees under the 2001 Plan. The terms and conditions for the Performance Units, including the performance goals, the performance period and a value for each Performance Unit (or a formula for determining such value), shall be established by the Compensation Committee acting in its sole discretion and shall be set forth in a written agreement covering such Performance Units. The Compensation Committee shall specify corporate, division and/or individual performance goals which the key employee must satisfy in order to receive payment for such Performance Unit. Performance goals may be based on achieving a certain level of total revenue, earnings, earnings per share or return on equity of the Company and its subsidiaries and affiliates, or on the extent of changes in such criteria. Different performance goals may be established for different Performance Units, and a key employee may be granted more than one award of Performance Units at the same time. If the performance goals are satisfied, the Company shall pay the key employee an amount in cash equal to the value of each Performance Unit at the time of payment. In no event shall a key employee receive an amount in excess of $1,000,000 in respect of Performance Units for any given year.

Non-Transferability

         No Option, Stock Grant, SAR, Restricted Stock Unit or Performance Unit will (absent the Compensation Committee's consent) be transferable by a key employee other than by will or the laws of descent and distribution, and any Option, Stock Grant, SAR, Restricted Stock Unit or Performance Unit will (absent the Compensation Committee's consent) be exercisable during a key employee's lifetime only by the key employee.

Amendments to the 2001 Plan

         The 2001 Plan may be amended by the Board of Directors to the extent that it deems it necessary or appropriate (but any amendment relating to ISOs will be made subject to the limitations of Code Section 422), and the 2001 Plan may be terminated by the Board of Directors at any time. The Board of Directors may not unilaterally modify, amend or cancel any Option, Stock Grant, SAR, Restricted Stock Unit or Performance Unit previously granted without the consent of the holder of such Option, Stock Grant, SAR, Restricted Stock Unit or Performance Unit, unless there is a dissolution or liquidation of the Company or in connection with certain corporate transactions.

Adjustment of Shares

         The number, kind, or class of shares of Common Stock reserved for issuance under the 2001 Plan, the annual grant caps, the number, kind or class of shares of Common Stock subject to Options, Stock Grants, Restricted Stock Units or SARs granted under the 2001 Plan and the exercise price of Options and the SAR Value of SARs granted shall be adjusted by the Compensation Committee in an equitable manner to reflect any change in the capitalization of the Company.

Mergers

         The Compensation Committee as part of any transaction described in Code
Section 424(a) shall have the right to adjust (in any manner which the Compensation Committee in its discretion deems consistent with Code Section 424(a)) the number, kind or class of shares of Common Stock reserved for issuance under the 2001 Plan, the annual grant caps, and the number, kind or class of shares of Common Stock subject to Option, Restricted Stock Unit and SAR grants and Stock Grants previously made under the 2001 Plan and the related exercise price of the Options and the Value of the SARs and, further, shall have the right to make (in any manner which the Compensation Committee in its discretion deems consistent with Code Section 424(a)) Option, SAR and Restricted Stock Unit grants and Stock Grants to effect the assumption of, or the substitution for, option, stock appreciation right, restricted stock unit and stock grants previously made by any other corporation to the extent that such transaction calls for the substitution or assumption of such grants.

Change in Control

         If there is a change in control of the Company, (i) any conditions to the exercise of outstanding Options and SARs, any and all conditions to the vesting of Restricted Stock Units and any and all vesting and forfeiture conditions on any Stock Grants and Performance Units made under the 2001 Plan shall be deemed satisfied in full and (ii) each then outstanding Option, Stock Grant, Restricted Stock Unit, SAR grant and Performance Unit grant may be canceled unilaterally by the Board of Directors immediately before the date of the change in control of the Company if the Board of Directors provides each key employee a reasonable period (not less than 30 days) to exercise his or her Options and SARs and to take such other action as is necessary or appropriate to receive Common Stock subject to any Restricted Stock Unit, Stock Grants or cash subject to any Performance Unit.

Loans

         If approved by the Compensation Committee, the Company may lend money to, or guarantee loans by, a third party to any key employee to finance the exercise of any Option granted under the 2001 Plan or the purchase of any Common Stock subject to Stock Grants.

Federal Income Tax Consequences

         The rules concerning the federal income tax consequences with respect to grants made pursuant to the 2001 Plan are technical, and reasonable persons may differ on the proper interpretation of such rules. Moreover, the applicable statutory and regulatory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following discussion is designed to provide only a brief, general summary description of the federal income tax consequences associated with such grants, based on a good faith interpretation of the current federal income tax laws, regulations (including certain proposed regulations) and judicial and administrative interpretations. The following discussion does not set forth (i) any federal tax consequences other than income tax consequences or (ii) any state, local or foreign tax consequences that may apply.

         ISOs. In general, a key employee will not recognize taxable income upon the grant or the exercise of an ISO. For purposes of the alternative minimum tax, however, the key employee will be required to treat an amount equal to the difference between the fair market value of the Common Stock on the date of exercise over the Option exercise price as an item of adjustment in computing the key employee's alternative minimum taxable income. If the key employee does not dispose of the Common Stock received pursuant to the exercise of the ISO within either (i) two years after the date of the grant of the ISO or (ii) one year after the date of the exercise of the ISO, a subsequent disposition of the Common Stock generally will result in long-term capital gain or loss to such employee with respect to the difference between the amount realized on the disposition and exercise price. The Company will not be entitled to any federal income tax deduction as a result of such disposition. In addition, the Company normally will not be entitled to take a federal income tax deduction at either the grant or the exercise of an ISO.

         If the key employee disposes of the Common Stock acquired upon exercise of the ISO within either of the above-mentioned time periods, then in the year of such disposition, such employee generally will recognize ordinary income, and the Company will be entitled to a federal income tax deduction (provided the Company satisfies applicable federal income tax reporting requirements), in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the date of exercise over the Option exercise price or (ii) the amount realized upon disposition of the Common Stock over the exercise price. Any gain in excess of such amount recognized by the key employee as ordinary income would be taxed to such individual as short-term or long-term capital gain (depending on the applicable holding period).

         Non-ISOs. A key employee will not recognize any taxable income upon the grant of a Non-ISO, and the Company will not be entitled to take an income tax deduction at the time of such grant. Upon the exercise of a Non-ISO, the key employee generally will recognize ordinary income and the Company will be entitled to a federal income tax deduction (provided the Company satisfies applicable federal income tax reporting requirements) in an amount equal to the excess of the fair market value of the Common Stock on the date the shares are transferred pursuant to the exercise of the Non-ISO over the Option exercise price. If, however, the key employee's sale of the shares within six months of the transfer would subject him or her to suit under Section 16(b) of the Exchange Act, the key employee will not recognize income on the date the shares are transferred to him or her, but will recognize income at a later date. In this case, income will be based on the difference between the Option exercise price and the fair market value of the shares on the date that is the earlier of
(i) six months after the date of the transfer or (ii) the first date that the shares can be sold by the key employee without liability under Section 16(b). However, if the key employee timely elects under Section 83(b) of the Code, fair market value of the shares will be determined on the date the shares are transferred pursuant to the exercise without regard to the effect of Section
16(b). The Company will be entitled to a deduction from income in the same amount when the key employee recognizes the ordinary income. Upon a subsequent sale of the Common Stock by the key employee, such employee will recognize short-term or long-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on the disposition and the fair market value of the shares when ordinary income was recognized.

         SARs. A key employee will recognize ordinary income for federal income tax purposes upon the exercise of a SAR under the 2001 Plan for cash, Common Stock or a combination of cash and Common Stock, and the amount of income that the key employee will recognize will depend on the amount of cash, if any, and the fair market value of the Common Stock, if any, that the key employee receives as a result of such exercise. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the key employee in the same taxable year in which the key employee recognizes such income, if the Company satisfies applicable federal income tax reporting requirements.

         Stock Grants. A key employee generally will recognize ordinary income for federal income tax purposes when his interest in a Stock Grant is no longer subject to a substantial risk of forfeiture. Such income will equal the excess of the then fair market value of the Common Stock subject to such Stock Grant over the purchase price, if any, paid for such stock. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the key employee in the same taxable year in which the key employee recognizes such income, if the Company satisfies the applicable federal income tax reporting requirements.

         Restricted Stock Units. A key employee generally will recognize ordinary income for federal income tax purposes when the key employee receives the shares of Common Stock underlying the Restricted Stock Unit. Such income will equal the excess of the then fair market value of the Common Stock on the date of receipt of the shares by the key employee over the purchase price, if any, paid for such shares. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the key employee in the same taxable year in which the key employee recognizes such income, if the Company satisfies the applicable federal income tax reporting requirements.

         Performance Units. A key employee generally will not recognize income for federal income tax purposes upon the grant of a Performance Unit. Upon payment of cash with respect to such Performance Unit, the key employee generally will recognize as ordinary income an amount equal to the amount of cash received. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the key employee in the same taxable year in which the key employee recognizes such income.

Vote Required and Recommendation of the Board of Directors

         The affirmative vote of the holders of a majority of the votes cast, in person or by proxy, is required to approve the amendments to the 2001 Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
              THE AMENDMENT AND RESTATEMENT OF THE MIM CORPORATION
                           2001 INCENTIVE STOCK PLAN.


                                   PROPOSAL 3.

         RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT
                 AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2003.

         Ernst & Young LLP served as the Company's independent auditors for the year ended December 31, 2002 and the Audit Committee has appointed Ernst & Young LLP as the Company's independent auditors for the year ended December 31, 2003. The Board of Directors is asking that the stockholders ratify the selection of Ernst & Young LLP as the Company's independent auditors. While the Company's By-Laws do not require stockholder ratification, the Company is asking its stockholders to ratify this appointment because it believes such a proposal is a matter of good corporate practice. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP as the Company's independent auditors, but may determine to do so. Even if the appointment of Ernst & Young LLP is ratified by the stockholders, the Audit Committee may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

         A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement, if he or she desires to do so, and to be available to respond to appropriate questions from stockholders.

         On May 24, 2002, the Audit Committee advised and recommended to the Company's Board of Directors that the Company terminate Arthur Andersen LLP as the Company's independent auditors and engage Ernst & Young LLP to serve as the Company's independent auditors for the year ending December 31, 2002. On May 24, 2002, the Board of Directors, based on the advice and recommendation of the Audit Committee, dismissed Arthur Andersen LLP as the Company's independent auditors and engaged Ernst & Young LLP to serve as the Company's independent auditors for the year ending December 31, 2002. The Company notified Arthur Andersen LLP and Ernst & Young LLP of the Board's decision on May 24, 2002.

         Arthur Andersen LLP's reports on the Company's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the two years ended December 31, 2000 and 2001 and through May 24, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

         The Company previously provided Arthur Andersen LLP with a copy of the disclosures contained herein. At the Company's request, Arthur Andersen LLP provided it with a letter addressed to the Commission, dated May 29, 2002, stating its agreement with such statements. A copy of this letter was filed as
Exhibit 16 to the Company's Current Report on Form 8-K, which was filed with the Commission on May 29, 2002.

         During the two years ended December 31, 2000 and 2001 and through May 24, 2002, the date of Arthur Andersen LLP's dismissal, the Company did not consult with Ernst & Young LLP on (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or reportable event.

Independent Auditors Fees

         The following table shows the aggregate fees billed to the Company by Ernst & Young, LLP for services rendered during the year ended December 31, 2002:

         Description of Fees                                     Amount Billed

         Audit Fees (1)....................................      $ 230,000
         Audit Related Fees (2)............................      $  31,850
         Tax Fees (3)......................................      $ 129,700

(1) Includes fees for the audit of the Company's financial statements for the year ended December 31, 2002 and reviews of quarterly financial statements.

(2) Includes fees for certain SEC reporting assistance and other accounting consultations.

(3) Includes fees related to tax return preparation and other tax planning and advisory services.

         Effective  May  2003,  in  accordance  with  rules  of  the  Commission implementing the Sarbanes-Oxley Act of 2002, the Audit Committee will pre-approve all audit and allowable non-audit services to be performed by Ernst & Young, LLP.


         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
       THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT
                 AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2003.


                             ADDITIONAL INFORMATION

Executive Officers

         The following table sets forth, as of April 30, 2003, certain information with respect to each current executive officer of the Company who is not also a director of the Company. See Proposal 1 above for information regarding those executive officers who are also directors.

Name                                Age             Position
----                                ---             --------

Alfred Carfora                       52             President and Chief  Operating  Officer.  Mr. Carfora joined the Company in October 2002 and was appointed  President and
                                                    Chief Operating Officer effective  December 2002. From March
                                                    1993 to  December  1998 Mr.  Carfora  held the  position  of
                                                    President   and  Chief   Executive   Officer  of  Duty  Free
                                                    International Inc., an international  specialty retailer and
                                                    New York Stock Exchange listed company. As a founding member of the  management  team of  Duty  Free  International,  Mr.
                                                    Carfora held various senior  management  positions with Duty
                                                    Free  International  since 1973.  Mr.  Carfora  continued to remain involved in the management of Duty Free International from the time of its sale in 1997 until 2000.

James S. Lusk                        47             Executive Vice President and Chief  Financial  Officer.  Mr.
                                                    Lusk  joined  the  Company  as Chief  Financial  Officer  in
                                                    October 2002.  From January 2002 until October 2002 Mr. Lusk was the Chief  Executive  Officer of Sevmir  Enterprises,  a
                                                    financial  services  company which he founded.  From 1996 to
                                                    2001,  he held  various  senior  leadership  positions  with
                                                    Lucent   Technologies,   including   President   -  Business
                                                    Services,   Acting   Executive   Vice  President  and  Chief
                                                    Financial  Officer,  and Senior Vice President and Corporate
                                                    Controller.  From 1982 to 1995 Mr. Lusk held various  senior management positions at AT&T. Mr. Lusk is a Certified Public
                                                    Accountant.

Barry A. Posner                      39             Executive Vice President, Secretary and General Counsel. Mr.
                                                    Posner  joined the Company in March 1997 as General  Counsel and was appointed  Secretary of the Company at that time. On
                                                    April 16, 1998,  Mr. Posner was appointed  Vice President of the  Company.  In November  2001,  he was  appointed  to the position of Executive Vice President of the Company.

Russel J. Corvese                    41             Vice President of Operations, Scrip Solutions, Inc. Prior to
                                                    holding  this  position,  Mr.  Corvese  held the position of
                                                    Chief Information Officer of the Company.  From November 27,
                                                    1997 to  October  15,  2000 he served as Vice  President  of
                                                    Operations  and Chief  Information  Officer of the Company's
                                                    subsidiary Scrip Solutions,  Inc. From November 1996 through


                                      -14-

                                                    November  1997,  Mr.  Corvese held the position of Executive
                                                    Director, Management Information Systems of Scrip Solutions,
                                                    Inc.  From May  1994 to  November  1996,  Mr.  Corvese  held various positions with Scrip Solutions, Inc.

Michael J. Sicilian                  41             Executive Vice President of Sales, Scrip Solutions, Inc. Mr.
                                                    Sicilian  joined the Company in July of 2001 as President of the BioScrip infusion division of  Scrip Solutions, Inc. and served in that capacity  until January 2002 at which time he was  appointed  President of  Operations  for  BioScrip.  In
                                                    January  2003 Mr.  Sicilian  was  appointed  Executive  Vice
                                                    President of Sales for Scrip  Solutions,  Inc.  From October
                                                    2000  to July  2001  Mr.  Sicilian  was a  principal  of JAS
                                                    Healthcare  Consulting,  Inc.,  concentrating in the area of home healthcare services. From July 1998 to October 2000 Mr.
                                                    Sicilian held various senior management  positions with Home
                                                    Medical of America,  Inc.  From March 1994 to July 1998,  he
                                                    held  various  senior  management  positions  with  National
                                                    Medical Care Homecare, Inc.


         Executive officers are appointed by, and serve at the pleasure of, the Board of Directors, subject to the terms of their respective employment agreements with the Company, which among other things, provide for each of them to serve in the executive positions listed above. See "Employment Agreements" below.

Common Stock Ownership by Certain Beneficial Owners and Management

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 30, 2003, by (i) each executive officer of the Company named in the Summary Compensation Table set forth below; (ii) each of the Company's directors; (iii) each person who is known by the Company to beneficially own more than five (5%) percent of the Company's Common Stock; and (iv) all directors and executive officers of the Company as a group. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person's name. The information set forth below is based upon information provided by such persons to the Company and filings made with the Commission by such persons:

                        Name and Address                               Number of Shares
                    of Beneficial Owner (1)                       Beneficially Owned(2) (3)       Percent of Class (3)
  ---------------------------------------------------------------------------------------------------------------------
  Richard H. Friedman                                                 1,536,667 (4)                      6.83%

  Barry A. Posner                                                       182,600 (5)                        *

  James S. Lusk                                                           2,000 (6)                        *

  Russel J. Corvese                                                      47,834 (7)                        *

  Michael J. Sicilian                                                    63,068 (8)                        *

  Richard A. Cirillo                                                     22,767 (9)                        *

  Louis T. DiFazio                                                       24,167 (10)                       *

  Michael Kooper                                                         21,667 (11)                       *

  Louis A. Luzzi                                                         23,967 (12)                       *

  Ronald K. Shelp                                                        20,000 (13)                       *

  Harold Ford, Sr.                                                       40,000 (14)                       *

  Jack L. Salzman                                                       132,000 (15)                       *

  Charlotte W. Collins                                                        - (16)                       *

  All Directors and Executive Officers as a group (14 persons)        2,116,137 (17)                     9.27%
-----------------
* Less than 1%.

(1) All addresses are c/o MIM Corporation, 100 Clearbrook Road, Elmsford, NY 10523.

(2) The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership of those shares. Except as otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned by such person.

(3) Shares deemed beneficially owned by virtue of the right of an individual to acquire them within 60 days after April 30, 2003, upon the exercise of an option and shares with restrictions on transfer and encumbrance, with respect to which the owner has voting power, are treated as outstanding for purposes of determining beneficial ownership and the percentage beneficially owned by such individual.

(4) Includes 316,667 shares issuable upon exercise of the vested portion of options held by Mr. Friedman. Excludes 133,333 shares subject to the unvested portion of options held by Mr. Friedman. Includes 20,000 shares of Common Stock owned by the Richard Friedman Family Limited Partnership, of which Mr. Friedman is a general and limited partner. Mr. Friedman has shared voting and dispositive power with respect to these shares of Common Stock. Does not include options to purchase 200,000 shares of Common Stock that should have been issued under the 2001 Plan to Mr. Friedman in 2002 and options to purchase 200,000 shares of Common Stock that should have been issued under the 2001 Plan to Mr. Friedman in 2003 pursuant to the terms of a compensation arrangement approved by the Company's Compensation Committee in December of 2001. Upon stockholder approval of the proposed amendments to the 2001 Plan, the Company will issue to Mr. Friedman the option to purchase 200,000 shares of Common Stock previously authorized and committed to be granted on January 2, 2002 and the option to purchase 200,000 shares of Common Stock previously authorized and committed to be granted on January 2, 2003. See "Proposal 2" on page 6 of this Proxy Statement for a discussion of the proposed amendments to the 2001 Plan.

     These options will be granted as of, and the exercise price will be equal to the fair market value of a share of Common Stock on, January 2, 2002 and January 2, 2003, respectively. These option grants were approved and committed to be issued in connection with a compensation arrangement approved by the Company's Compensation Committee in December of 2001. See "Employment Agreements" on page 22 of this Proxy Statement for a discussion of this arrangement.

(5) Includes 119,000 shares issuable upon exercise of the vested portion of options and 60,000 shares of Common Stock subject to restrictions on transfer and encumbrance through December 31, 2006, with respect to which Mr. Posner possesses voting rights. See "Employment Agreements" for a description of the terms and conditions relating to these restricted shares. Mr. Posner shares voting and dispositive power over 2,600 shares with his wife. Excludes 46,666 shares subject to the unvested portion of options held by Mr. Posner.

(6) Excludes 150,000 shares subject to the unvested portion of options held by Mr. Lusk.

(7) Includes 45,334 shares issuable upon exercise of the vested portion of options and excludes 6,666 shares subject to the unvested portion of options held by Mr. Corvese. Does not include 246,460 shares of Common Stock owned by the Corvese Irrevocable Trust 1992, of which Mr. Corvese is the trustee. Mr. Corvese disclaims beneficial ownership of these shares.

(8) Includes 41,668 shares issuable upon exercise of the vested portion of options and 15,000 shares of Common Stock subject to restrictions on transfer and encumbrance through July 2, 2008, with respect to which Mr. Sicilian possesses voting rights. See "Employment Agreements" for a description of the terms and conditions relating to these restricted shares. Excludes 98,332 shares subject to the unvested portion of options held by Mr. Sicilian.

(9) Includes 21,667 shares issuable upon exercise of the vested portion of options held by Mr. Cirillo and 100 shares owned by Mr. Cirillo's son. Mr. Cirillo disclaims beneficial ownership of these shares. Excludes 3,333 shares subject to the unvested portion of options held by Mr. Cirillo.

(10) Includes 21,667 shares issuable upon exercise of the vested portion of options held by Dr. DiFazio and 2,500 shares owned directly by Dr. DiFazio. Excludes 3,333 shares subject to the unvested portion of options held by Dr. DiFazio.

(11) Includes 21,667 shares issuable upon exercise of the vested portion of options held by Mr. Kooper. Excludes 3,333 shares subject to the unvested portion of options held by Mr. Kooper.

(12) Includes 21,667 shares issuable upon the exercise of the vested portion of options. Excludes 3,333 shares subject to the unvested portion of options held by Dr. Luzzi. Dr. Luzzi and his wife share voting and investment power over 800 shares of Common Stock.

(13) Includes 15,000 shares issuable upon exercise of the vested portion of options held by Mr. Shelp and excludes 10,000 shares subject to the unvested portion of options held by Mr. Shelp.

(14) Includes 40,000 shares issuable upon exercise of the vested portion of options. Excludes 10,000 shares subject to the unvested portion of options held by Mr. Ford.

(15) Includes (i) 125,000 shares held by Kings Point Partners, L.P., a limited partnership of which Mr. Salzman is the general partner; (ii) 2,000 shares held by Salzman Capital Management Defined Benefit Plan, of which Mr. Salzman is the trustee and (iii) 5,000 shares held in a trading account at Salzman Capital Management over which Mr. Salzman has a power of attorney. Mr. Salzman disclaims beneficial ownership of these shares. Excludes 20,000 shares subject to the unvested portion of options held by Mr. Salzman.

(16) Excludes 20,000 shares subject to the unvested portion of options held by Ms. Collins.

(17) Includes 664,337 shares issuable upon exercise of the vested portion of options and 75,000 shares of Common Stock subject to restrictions on transfer and encumbrance. See footnotes 4 through 16 above.

Executive Compensation

         The following table sets forth certain information concerning compensation for services rendered to the Company and its subsidiaries during the years ended December 31, 2002, 2001 and 2000 by (i) the Company's chief executive officer; and (ii) the four other most highly compensated executive officers who were serving in such capacities as of December 31, 2002 (collectively, the "Named Executive Officers"):



                                                   Summary Compensation Table

                                                                                                   Long-term
                                                        Annual Compensation                        Compensation
                                                        -------------------------------------------------------

                                                                                     Restricted       Securities     All Other
                                                                                     Stock Award(s)   Underlying     Compensation
      Name and Principal Position                Year       Salary ($)    Bonus ($)       ($)        Options (#)      ($)(1)
----------------------------------------------------------------------------------------------------------------------------------
Richard H. Friedman (2)                          2002        593,384      207,000           --              --          3,525
Chief Executive Officer                          2001        500,095      297,000           --         200,000          3,600
                                                 2000        451,596       90,000           --              --          3,600

Barry A. Posner                                  2002        273,615       40,000           --              --          3,525
Executive Vice President, General Counsel        2001        265,084      162,000           --          70,000          3,600
                                                 2000        241,553       48,800           --              --          3,600

James S Lusk (3)                                 2002         53,852       15,000           --         150,000          3,525
Chief Financial Officer                          2001             --           --           --              --             --
                                                 2000             --           --           --              --             --

Michael J Sicilian                               2002        242,634       45,000           --          40,000          3,525
Executive Vice President, Sales                  2001        103,062       45,000       92,025         100,000          1,800
                                                 2000             --           --           --              --             --

Russel J Corvese                                 2002        186,634       35,000           --              --          3,525
Vice President, Operations                       2001        173,235       50,000           --          10,000             --
                                                 2000        171,192        5,000           --              --             --


------------------------------------------

(1) All other compensation for the named executive officers represents life insurance premiums paid by them and reimbursed by the Company.

(2) Does not include options to purchase 200,000 shares of Common Stock that should have been issued under the 2001 Plan to Mr. Friedman in 2002 pursuant to the terms of a compensation arrangement approved by the Company's Compensation Committee in December of 2001. Upon stockholder approval of the proposed amendments to the 2001 Plan, the Company will issue to Mr. Friedman the option to purchase 200,000 shares of Common Stock previously authorized and committed to be granted on January 2, 2002. See "Proposal 2" on page 6 of this Proxy Statement for a discussion of the proposed amendments to the 2001 Plan. These options will be granted as of, and the exercise price will be equal to the fair market value of a share of Common Stock on, January 2, 2002. These option grants were approved and committed to be issued in connection with a compensation arrangement approved by the Company's Compensation Committee in December of 2001. See "Employment Agreements" on page 22 of this Proxy Statement for a discussion of this arrangement.

(3) Mr. Lusk joined the Company in October 2002. His annualized base salary for 2002 was $300,000.

Equity Compensation Plan Information

         The  following  table  sets  forth   information   relating  to  equity
securities authorized for issuance under the Company's equity compensation plans as of December 31, 2002:

                                      Equity Compensation Plan Information
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Number of securities
                                                                                                         remaining available for
                                  Number of securities to be                                              future issuance under
                                    issued upon exercise of              Weighted-average exercise      equity compensation plans
                                     outstanding options,                  price of outstanding           (excluding securities
                                      warrants and rights              options, warrants and rights     reflected in column (a))
------------------------------------------------------------------------------------------------------------------------------------
Plan Category                                   (a)                               (b)                            (c)
------------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders                 2,811,719                         $  7.72                         780,688

Equity compensation plans not
approved by security holders                    25,000                         $  3.56                               0
------------------------------------------------------------------------------------------------------------------------------------
Total                                        2,836,719                         $  7.68                         780,688
------------------------------------------------------------------------------------------------------------------------------------

         The table set forth above does not include options to purchase 200,000 shares of Common Stock that should have been issued under the 2001 Plan to Mr. Friedman in 2002 pursuant to the terms of a compensation arrangement approved by the Company's Compensation Committee in December of 2001. Upon stockholder approval of the proposed amendments to the 2001 Plan, the Company will issue to Mr. Friedman the option to purchase 200,000 shares of Common Stock previously authorized and committed to be granted on January 2, 2002. See "Proposal 2" on page 6 of this Proxy Statement for a discussion of the proposed amendments to the 2001 Plan. This option will be granted as of, and the exercise price will be equal to the fair market value of a share of Common Stock on, January 2, 2002. This option grant was approved and committed to be issued in connection with a compensation arrangement approved by the Company's Compensation Committee in December of 2001. See "Employment Agreements" on page 22 of this Proxy Statement for a discussion of this arrangement.

Option Grants

         The following table sets forth certain information with respect to stock options granted to each of the Company's Named Executive Officers during the year ended December 31, 2002. In accordance with the rules of the Commission, also shown below is the potential realizable value over the term of the option, the period from the grant date to the expiration date, based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These rates are mandated by the Commission and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of the Company's Common Stock. In the fiscal year ended December 31, 2002, the Company granted options to acquire up to an aggregate of 633,000 shares of Common Stock to employees under its stock option plans and all at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant.

                                                           Option Grants in Last Fiscal Year


                                                                  Individual Grants
                                  --------------------------------------------------------------------------
                                                 % of Total
                                                Options                                              Potential Realizable Gain
                         Number of Securities   Granted to                                           Assuming Annual Rates of Stock
                         Underlying Options     Employees in     Exercise Price    Expiration        Price Appreciation ($)
Name                          Granted (#)       2002 (1)          ($/share)         Date                  5%               10%
------------------------------------------------------------------------------------------------------------------------------------
James S. Lusk                 150,000            23.70%             $  5.61        10/15/2012          $ 529,215        $ 1,341,134
Michael J. Sicilian            25,000              3.9%             $ 10.20         6/4/2012           $ 160,368        $   406,404
Michael J. Sicilian            15,000              2.4%             $ 11.05        9/16/2012           $ 104,239        $   264,163


         The table set forth above does not include options to purchase 200,000 shares of Common Stock that should have been issued under the 2001 Plan to Mr. Friedman in 2002 pursuant to the terms of a compensation arrangement approved by the Company's Compensation Committee in December of 2001. Upon stockholder approval of the proposed amendments to the 2001 Plan, the Company will issue to Mr. Friedman the option to purchase 200,000 shares of Common Stock previously authorized and committed to be granted on January 2, 2002. See "Proposal 2" on page 6 of this Proxy Statement for a discussion of the proposed amendments to the 2001 Plan. This option will be granted as of, and the exercise price will be equal to the fair market value of a share of Common Stock on, January 2, 2002. This option grant was approved and committed to be issued in connection with a compensation arrangement approved by the Company's Compensation Committee in December of 2001. See "Employment Agreements" on page 22 of this Proxy Statement for a discussion of this arrangement.

Option Exercises and Fiscal Year-End Values

         With respect to the Company's Named Executive Officers, the following table sets forth information concerning option exercises in the year ended December 31, 2002 and exercisable and unexercisable options held as of December 31, 2002. Also reported are the values for "in-the-money" options, which represent the difference between the respective exercise prices of such stock options and $5.80, the per share closing price of a share of Common Stock on December 31, 2002, the last trading day of 2002:

                        Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

                                                                   Number of Securities             Value of Unexercised
                                                                  Underlying Unexercised          In-the-Money Options at
                               Shares                           Options at Fiscal Year-End            Fiscal Year-End
                             Acquired on          Value         --------------------------            ---------------
       Name                  Exercise #       Realized ($)      Exercisable   Unexercisable      Exercisable         Unexercisable
       ----                  ----------       ------------      -----------   -------------      -----------         -------------
Richard H. Friedman             --        $        --            316,667        133,333          $ 901,139.26         $     --
Barry A. Posner             25,668        $   351,504.55         119,000         46,666          $  59,365.80         $     --
James S. Lusk                   --        $        --                 --        150,000          $      --            $ 28,500.00
Michael J. Sicilian             --        $        --             33,334        106,666          $      --            $     --
Russel J. Corvese            8,950        $   134,190.04          45,334          6,666          $  26,000.00         $     --


Compensation Committee Interlocks and Insider Participation

         The Compensation Committee of the Company's Board of Directors administers the 1996 Plan, the 2001 Plan and the Directors Plan and makes recommendations to the Company's Board of Directors regarding management compensation matters, including policies regarding the relationship of corporate performance and other factors relating to compensation of management. At December 31, 2002, Messrs. Kooper and Shelp and Dr. DiFazio, none of whom is or ever has been an officer or employee of the Company, served as members of the Compensation Committee.

Compensation Committee Report On Executive Compensation

         The Compensation Committee is responsible for overseeing and approving compensation levels for the Company's management, including the individuals named in the Summary Compensation table. The Compensation Committee is also involved in the development and administration of management compensation policies and programs that are consistent with, linked to, and supportive of the basic strategic objective of maximizing stockholder value, while taking into consideration the activities, roles and responsibilities of the Company's senior management. The Compensation Committee is comprised of three independent directors.

         The Company believes that a strong link should exist between management compensation and management's success in maximizing stockholder value. In 2002 the Compensation Committee and the Chief Executive Officer retained a nationally recognized compensation consulting firm to review the competitiveness and effectiveness of the compensation program in order to ensure that the Company was providing strong incentives for senior management to remain in the employ of the Company, to deliver superior financial results and to provide significant potential rewards to senior management if the Company achieves aggressive agreed upon financial goals each fiscal year. The consulting firm worked closely with the Compensation Committee and certain members of senior management.

Compensation Philosophy and Elements

         The Compensation Committee adheres to four principles in discharging its responsibilities:

          1. Annual bonuses and long-term compensation for senior management and key employees should be at risk, with actual compensation levels corresponding to the Company's actual financial performance and each participating executive's personal goals and accomplishments.

          2. Over time, incentive compensation of the Company's management should focus more heavily on long-term rather than short-term accomplishments and results.

          3.   Equity-based   compensation  and  equity  ownership  expectations
               should be used to provide management with clear and distinct links to stockholder interests.

          4. The overall compensation programs should be structured to ensure the Company's ability to attract, retain, motivate and reward those individuals who are best suited to achieving the desired performance results, both long-term and short-term, while taking into account the role and responsibilities of the individual.

         The compensation program provides management and participating employees with the opportunity to receive annual cash bonuses and long-term rewards if corporate, department and/or individual objectives are achieved. Specifically, participants may receive significant bonuses if the Company's financial performance goals and each individual's departmental and personal objectives are achieved. Under the compensation program, no participant may receive compensation payments in any year in excess of the $1 million limitation set forth in Section 162(m) of the U.S. Internal Revenue Code of 1986. Any amounts payable in excess of such $1 million limitation will be mandatorily deferred to later years.

Compensation of the Chief Executive Officer

         In  determining an appropriate  salary,  bonus and long-term  incentive opportunity for its Chief Executive Officer, the Compensation Committee considered, among other things, the compensation of chief executive officers of other public companies within its industry, the Company's overall financial performance, as well as the Chief Executive Officer's individual performance and his unique role since becoming Chairman and Chief Executive Officer in 1997.

         The Compensation Committee exercised its judgment and discretion in determining the level of each element of compensation, individually and in aggregate, for Mr. Friedman in 2002.

         Mr. Friedman is paid an annual base salary of $594,000 through 2006. Mr. Friedman's annual bonus, if any, is a multiple of his base salary. The multiple is based on Company earnings versus budget and other qualitative Company objectives. Based on individual and Company performance, Mr. Friedman received a bonus of $207,000 for performance during 2002.

Deductibility of Compensation

         Section 162(m) of the U.S. Internal Revenue Code of 1986 places a limit on the tax deduction for compensation in excess of $1 million paid to certain "covered employees" of a publicly held corporation (generally the company's chief executive officer and its next four most highly compensated executives). Under certain conditions, the statute allows the entity to preserve this tax deduction for certain qualified performance-based compensation.

         Any bonuses payable to the CEO are believed to qualify as "performance-based" compensation with the meaning of section 162(m). The Compensation Committee, composed entirely of independent directors, adopted the Company's compensation programs and the entire Board of Directors approved Mr. Friedman's employment agreement. In order to qualify for favorable treatment under section 162(m), Mr. Friedman's amended employment agreement was structured such that he will not receive cash compensation in excess of $1 million in any one year.

         The Compensation Committee intends to continue to pursue a strategy of maximizing the deductibility of the compensation paid to the Company's management. However, the Compensation Committee retains the flexibility to provide compensation in an amount that may exceed the limit for tax deductibility under section 162(m) and waive the mandatory deferral, as appropriate, whenever the Compensation Committee believes that payment of such compensation furthers the goals of the Company's executive compensation program, or is otherwise in the best interests of the Company and its stockholders.

                                       Members of the Compensation Committee:

                                       Louis T. DiFazio, Ph.D., Chairman
                                       Michael Kooper
                                       Ronald K. Shelp


Employment Agreements

         In December 1998, Mr. Friedman entered into an employment agreement with the Company (the "1998 Agreement"). Under the 1998 Agreement, Mr. Friedman was granted options to purchase 800,000 shares of Common Stock at an exercise price of $4.50 per share (the market price on December 2, 1998, the date of grant), 200,000 Performance Units and 300,000 restricted shares. Such grants were canceled after the proposal seeking stockholder approval for such grants at the 1999 Annual Meeting of Stockholders was withdrawn prior to a vote of the Stockholders. Based upon the recommendations of the Compensation Committee, the 1998 Agreement was amended on October 11, 1999 and was further amended during 2001 (as amended, the "Amended Agreement"). The Amended Agreement provides for Mr. Friedman's employment as the Chairman and Chief Executive Officer of the Company for a term of employment through November 30, 2006 (unless earlier terminated) at an initial base annual salary of $425,000. In December 2001, the Compensation Committee approved (i) an increase in Mr. Friedman's base annual salary to $594,000 and (ii) making an annual grant to Mr. Friedman of options to purchase 200,000 shares of Common Stock at the beginning of each year commencing January 1, 2002. The Company has failed to make the required grant of 200,000 options for each of 2002 and 2003. Upon stockholder approval of the proposed amendments to the 2001 Plan, the Company will issue to Mr. Friedman the option to purchase 200,000 shares of Common Stock previously authorized and committed to be granted on January 2, 2002. This option will be granted as of, and the exercise price will be equal to the fair market value of a share of Common Stock on, January 2, 2002. This option grant was approved and committed to be issued in connection with a compensation arrangement approved by the Company's Compensation Committee in December of 2001. See "Proposal 2" on page 6 of this Proxy Statement for a discussion of the proposed amendments to the 2001 Plan. Mr. Friedman is also entitled to receive certain fringe benefits, including an automobile allowance, and is also eligible to participate in the Company's executive bonus program. See "Compensation Committee Report On Executive Compensation" on page 21 of this Proxy Statement for a description of the Company's bonus arrangement applicable to Mr. Friedman. Under the Amended Agreement, Mr. Friedman was granted incentive stock options to purchase 42,194 shares of Common Stock at an exercise price of $2.37 per share and non-qualified stock options to purchase 207,806 shares of Common Stock at an exercise price of $2.16 (the market price on October 8, 1999, the date of grant) and 200,000 Performance Units.

         If Mr. Friedman's employment is terminated early due to his death or disability, (i) all vested options may be exercised by his estate for one year following termination, (ii) all Performance Units shall vest and become immediately payable at the accrued value measured at the end of the fiscal year following his termination; provided, however, that should Mr. Friedman remain disabled for six months following his termination for disability, he shall also be entitled to receive for a period of two years following termination, his annual salary at the time of termination and continuing coverage under all benefit plans and programs to which he was previously entitled. If Mr. Friedman's employment is terminated early by the Company without cause, (i) Mr. Friedman shall be entitled to receive, for the longer of two years following termination or the period remaining in his term of employment under the agreement, his annual salary at the time of termination (less the net proceeds of any long term disability or workers' compensation benefits) and continuing coverage under all benefit plans and programs to which he was previously entitled, (ii) all unvested options shall become vested in any other pension or deferred compensation plans, and (iii) any Performance Units to which he would have been entitled at the time of his termination shall become vested and immediately payable at the then applicable target rate. If the Company terminates Mr. Friedman for cause, he shall be entitled to receive only salary, bonus and other benefits earned and accrued through the date of termination. If Mr. Friedman terminates his employment for good reason, (i) Mr. Friedman shall be entitled to receive, for a period of two years following termination, his annual salary at the time of termination and continuing coverage under all benefit plans and programs to which he was previously entitled, (ii) all unvested options shall become vested and immediately exercisable in accordance with the terms of the options and Mr. Friedman shall become vested in any other pension or deferred compensation plans, and (iii) all Performance Units granted to Mr. Friedman shall become vested and immediately payable at the then applicable maximum rate. Upon the Company undergoing certain specified changes of control which result in his termination by the Company or a material reduction in his duties, (i) Mr. Friedman shall be entitled to receive, for the longer of three years following termination or the period remaining in his term of employment under the agreement, his annual salary at the time of termination and continuing coverage under all benefits plans and programs to which he was previously entitled, (ii) all unvested options shall become vested and immediately exercisable in accordance with the terms of the options and Mr. Friedman shall become vested in any other pension or deferred compensation plans, and (iii) all Performance Units granted to Mr. Friedman shall become vested and immediately payable at the then applicable maximum rate; provided that if the change of control is approved by two-thirds of the Board of Directors, the Performance Units shall become vested and payable at the accrued value measured at the prior fiscal year end.

         During the term of employment and for one year following the later of his termination or his receipt of severance payments, Mr. Friedman may not directly or indirectly (other than with the Company) participate in the United States in any pharmacy benefit management business or other business which is at any time a material part of the Company's overall business. Similarly, for a period of two years following termination, Mr. Friedman may not solicit or otherwise interfere with the Company's relationship with any present or former employee or customer of the Company.

         In March 1999, Mr. Posner entered into an employment agreement with the Company which provides for his employment as the Company's Vice President and General Counsel for a term of employment through February 28, 2004 (unless earlier terminated) at an initial base annual salary of $230,000. Mr. Posner currently serves as the Company's Executive Vice President, Secretary and General Counsel. Under the agreement, Mr. Posner is entitled to receive certain fringe benefits, including an automobile allowance, and is also eligible to participate in the Company's executive bonus program. Under the agreement, Mr. Posner was granted options to purchase 100,000 shares of Common Stock at an exercise price of $4.50 (the market price on December 2, 1998, the date of grant). The options vest in three equal installments on the first three anniversaries of the date of grant. Mr. Posner was also granted (i) an aggregate of 20,000 Performance Units (10,000 Units in both 1999 and 2000) and (ii) 60,000 restricted shares of Common Stock in March 1999. The restricted shares are subject to restrictions on transfer and encumbrance through December 31, 2006 and are automatically forfeited to the Company upon termination of Mr. Posner's employment with the Company prior to December 31, 2006. The restrictions to which the restricted shares are subject may lapse prior to December 31, 2006 in the event that the Company achieves certain specified levels of earnings per share in fiscal 2001 or 2002. Mr. Posner possesses voting rights with respect to the restricted shares, but is not entitled to receive dividends or other distributions, if any, paid with respect to the restricted shares. In addition, Mr. Posner's restricted shares shall vest and become immediately transferable without restriction upon the occurrence of the following termination events: (i) Mr. Posner is terminated early by the Company without cause, (ii) Mr. Posner terminates his employment for good reason, or (iii) after certain changes of control of the Company which result in Mr. Posner's termination by the Company or a material reduction of his duties with the Company. In addition, in the event that Mr. Posner is terminated without cause or he terminates his employment for good reason following a change of control of the Company, (i) all Performance Units granted to Mr. Posner shall become vested and immediately payable at the then applicable maximum rate and (ii) all restricted shares issued to Mr. Posner shall vest and become immediately payable. Upon termination, Mr. Posner is entitled to substantially the same entitlements as described above as Mr. Friedman. In addition, Mr. Posner is subject to the same restrictions on competition and non-interference as described above with respect to Mr. Friedman.

         In October 2002, Mr. Lusk entered into an employment letter agreement with the Company which provides for his employment as Executive Vice President and Chief Financial Officer until terminated by the Company or Mr. Lusk. Under the agreement Mr. Lusk is to be paid an initial base annual salary of $300,000 and is entitled to receive certain fringe benefits, including an automobile allowance, and is also eligible to participate in the Company's executive bonus program. Under the agreement, Mr. Lusk was granted options to purchase 150,000 shares of Common Stock at an exercise price of $5.61 (the market price on the date of grant). The options vest in three equal installments on the first three anniversaries of the date of grant. In the event that Mr. Lusk is terminated without cause or if Mr. Lusk is terminated by the Company or a successor entity within one year following a change of control of the Company or, within such one year period, Mr. Lusk elects to terminate his employment after the Company or such successor materially alters his authority, duties and responsibilities or assigns duties materially inconsistent with his position prior to such change of control, he is entitled to receive (i) an amount equal to one year of salary,
(ii) all outstanding unvested options held by Mr. Lusk shall become immediately exercisable and (iii) subject to certain limitations, Mr. Lusk shall become fully vested in any pension or other deferred compensation program in which he is participating. Mr. Lusk is subject to the same restrictions on competition and non-interference as described above with respect to Mr. Friedman.

         In June 2001, Mr. Sicilian entered into an employment letter agreement with the Company which provides for his employment until terminated by the Company or Mr. Sicilian. Mr. Sicilian currently serves as Executive Vice President of Sales for Scrip Solutions, Inc. Under the agreement, Mr. Sicilian is to be paid an initial base annual salary of $225,000 and is entitled to receive certain fringe benefits, including an automobile allowance, and is also eligible to participate in the Company's executive bonus program. Under the agreement, Mr. Sicilian was granted options to purchase 100,000 shares of Common Stock at an exercise price of $6.135 (the market price on the date of grant). The options vest in three equal installments on the first three anniversaries of the date of grant. Mr. Sicilian was also granted (i) an aggregate of 5,000 Performance Units and (ii) 15,000 restricted shares of Common Stock in June 2001. Mr. Sicilian's restricted shares have the same terms with respect to vesting, forfeiture and acceleration as Mr. Posner's restricted shares, as described above. In the event that Mr. Sicilian is terminated without cause he is entitled to receive an amount equal to six months salary. If Mr. Sicilian is terminated by the Company or a successor entity within one year following a change of control of the Company or his salary is reduced after a change of control from the level immediately prior to the change of control, or, within such one year period Mr. Sicilian elects to terminate his employment after the Company or such successor materially alters his authority, duties and responsibilities or assigns duties materially inconsistent with his position prior to such change of control, (i) all Performance Units granted to Mr. Sicilian shall become vested and immediately payable at the then applicable maximum rate and (ii) all restricted shares issued to Mr. Sicilian shall vest and become immediately payable. In addition he is entitled to receive (i) an amount equal to six months salary, (ii) all outstanding unvested options held by Mr. Sicilian shall become immediately exercisable and (iii) subject to certain limitations, Mr. Sicilian shall become fully vested in any pension or other deferred compensation program in which he
is  participating.   Mr.  Sicilian  is  subject  to  the  same  restrictions  on competition  and  non-interference  as  described  above  with  respect  to  Mr.
Friedman.

         In June 2001, Mr. Corvese entered into an employment letter agreement with the Company which provides for his employment until terminated by the Company or Mr. Corvese. Mr. Corvese currently serves as Vice President of Operations of Scrip Solutions, Inc. Under the agreement, Mr. Corvese is to be paid an initial base annual salary of $175,000 and is entitled to receive certain fringe benefits, including an automobile allowance, and is also eligible to participate in the Company's executive bonus program. In the event that Mr. Corvese is terminated without cause or terminates his employment at any time, he is entitled to receive an amount equal to six months salary. If Mr. Corvese is terminated by the Company or a successor entity within one year following a change of control of the Company or within such one year period Mr. Corvese elects to terminate his employment after the Company or such successor materially alters his authority, duties and responsibilities or assigns duties materially inconsistent with his position prior to such change of control or requires him to relocate his residence in order to perform his duties (i) all outstanding unvested options held by Mr. Corvese shall become immediately exercisable and (ii) subject to certain limitations, Mr. Corvese shall become fully vested in any pension or other deferred compensation program in which he is participating. Mr. Corvese is subject to the same restrictions on competition and non-interference as described above with respect to Mr. Friedman.

Stockholder Return Performance Graph

         The Company's Common Stock first commenced trading on the Nasdaq Stock Market on August 15, 1996, in connection with the Company's initial public offering. The graph set forth below compares, for the period of December 31, 1997 through December 31, 2002, the total cumulative return to holders of the Company's Common Stock with the cumulative total return of the Nasdaq Stock Market (U.S.) Index and the Nasdaq Stock Market Health Services Index.

            COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG MIM CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ HEALTH SERVICES INDEX

                               [GRAPHIC OMITTED]

The following table summarizes the data in the omitted line graph:

MIM CORP
                                                                 Cumulative Total Return
                               --------------------------------------------------------------------------------------------------
                                 12/97   3/98     6/98      9/98     12/98    3/99     6/99     9/99    12/99     3/00     6/00
                                 -----   ----     ----      ----     -----    ----     ----     ----    -----     ----     ----

MIM CORPORATION                 100.00    84.21   100.00    65.79    71.05    48.68    51.32    44.74    51.33    90.80    55.26
NASDAQ STOCK MARKET (U.S.)      100.00   117.04   120.25   108.50   140.99   158.09   172.77   177.01   261.48   293.74   255.45
NASDAQ HEALTH SERVICES          100.00   109.71    99.62    74.83    84.77    75.89    93.76    69.26    68.19    70.92    72.36


                                                        (Table continued)



MIM CORP                                                       Cumulative Total Return
                               -------------------------------------------------------------------------------------------
                                  9/00    12/00     3/01    6/01      9/01    12/01    3/02     6/02      9/02     12/02
                                  ----    -----     ----    ----      ----    -----    ----     ----      ----     -----

                                  38.82    18.42    53.28   126.32   221.05   374.74   347.37   254.53   198.95   122.11
MIM CORPORATION                  235.61   157.77   117.74   138.77    96.29   125.16   118.59    94.53    75.85    86.53
NASDAQ STOCK MARKET (U.S.)        80.33    93.60    85.93   103.26    98.69   101.20   105.65   101.40    89.22    87.20
NASDAQ HEALTH SERVICES


            $100 invested on 12/31/97 in stock or index- including reinvestment of dividends. Fiscal year ending December 31.

Certain Relationships and Related Transactions

         In April 1999, the Company loaned to Mr. Friedman, its Chairman and Chief Executive Officer, $1,700,000 evidenced by a promissory note secured by a pledge of 1.5 million shares of the Company's Common Stock. The note required repayment of principal and interest by March 31, 2004. Interest accrues monthly at the "prime rate" (as defined in the note) then in effect. The loan was approved by the Company's Board of Directors in order to provide funds with which such executive officer could pay the Federal and state tax liability associated with the exercise of stock options representing 1.5 million shares of the Company's Common Stock in January 1998. On March 23, 2002, Mr. Friedman repaid in full the outstanding principal amount of the loan, together with accrued interest of $402,411.49.

         On January 31, 2002, Alchemie Properties, LLC, a Rhode Island limited liability company of which Mr. E. David Corvese, the brother of Russel J. Corvese and a stockholder and former officer and director of the Company, is the manager and principal owner ("Alchemie"), repaid to the Company a loan in the original principal amount of $299,000, together with accrued interest of $2,224.44. The loan was made by the Company to Alchemie in 1994 and bore interest at a rate of 10% per annum, payable monthly, and was secured by a lien on Alchemie's rental income from the Company at one of its facilities.

         During 2002, the Company paid $55,500 in rent to Alchemie pursuant to a ten-year lease entered into in December 1994 for approximately 7,200 square feet of office space in Peace Dale, Rhode Island.

         During 2002, the Company paid $1,155,423.71 in fees and expenses to the law firm of King & Spalding, the Company's outside general counsel. Richard A. Cirillo, a director of the Company, is a partner of King & Spalding.

         Since October 1998, the Company has engaged the consulting services of The Harold Ford Group, a consulting and federal and state lobbying firm founded and controlled by Harold Ford, a member of the Board of Directors and a nominee for re-election as director. The Harold Ford Group specializes in advising business clients principally on healthcare-related regulatory, legislative and general business matters. The initial consulting agreement between The Harold Ford Group and the Company expired in October 2001 at which time the parties entered in to a new consulting agreement substantially on the same terms as the original agreement. The initial term of the consulting agreement is for three
(3) years and expires on October 1, 2004. Thereafter the agreement may be extended for additional one (1) year periods, subject to either party's right to terminate the agreement on 30 days' written notice. The Company pays The Harold Ford Group $45,750 per month for its services under the consulting agreement.


Section 16(a) Beneficial Ownership Reporting Compliance


         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Commission an initial report of ownership on Form 3 and changes in ownership on Form 4 and Form 5. Such officers, directors and ten percent stockholders are required by the rules of the Commission to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required to be filed for such person, the Company believes that during 2002 all Section 16(a) filing requirements applicable to its executive officers, directors and ten percent stockholders were complied with, other than with respect Mr. Michael Sicilian, who filed a Form 5 in January 2003 reporting the grant of a stock option in September 2002 and Mr. Russel J. Corvese, who filed a Form 4 in May 2002 reporting the exercise of a stock option and subsequent sale of the underlying shares of Common Stock in March 2002.

                              STOCKHOLDER PROPOSALS

         In accordance with the amended By-Laws of the Company, a stockholder who at any annual meeting of stockholders of the Company intends to nominate a person for election as a director or present a proposal must so notify the Secretary of the Company, in writing, describing such nominee(s) or proposal and providing information concerning such stockholder and the reasons for, and interest of, such stockholder in any such nomination or proposal. Generally, to be timely, such notice must be received by the Secretary not less than 60 days nor more than 90 days in advance of the first anniversary of the preceding year's annual meeting, provided that in the event that no annual meeting was held the previous year or the date of the annual meeting has been changed by more than 30 days from the date of the previous year's meeting, or in the event of a special meeting of stockholders called to elect directors, not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. For the Company's annual meeting to be held in 2004, any such notice must be received by the Company at its principal executive offices between March 7, 2004 and April 6, 2004 to be considered timely for purposes of the 2004 annual meeting. Any person interested in making such a nomination or proposal should request a copy of the relevant By-Law provisions from the Secretary of the Company. These time periods also apply in determining whether notice is timely for purposes of rules adopted by the Commission relating to the exercise of discretionary voting authority, and are separate from and in addition to the Commission's requirements (described below) that a stockholder must meet to have a proposal included in the Company's proxy statement.

         Stockholder proposals intended to be presented at the 2004 Annual Meeting must be received by the Company at its principal executive offices no later than January 4, 2004, in order to be eligible for inclusion in the Company's proxy statement and proxy card relating to that meeting. Upon receipt of any proposal, the Company will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

                     VOTING BY TELEPHONE OR VIA THE INTERNET

         Please note that there are separate telephone and Internet voting arrangements depending upon whether your shares are registered in your name or in the name of a bank or broker. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by such Stockholder utilizing such services.

Shares Registered Directly in the Name of the Stockholder

         Stockholders with shares registered directly with the Company's transfer agent, American Stock Transfer & Trust Company ("AmStock"), may vote telephonically by calling 1-800-PROXIES (1-800-776-9437) on a touch-tone telephone, or via the Internet at AmStock's voting site on the World Wide Web (www.voteproxy.com). A Control Number located on the proxy card will be utilized to verify your identity, allow you to vote your shares, and confirm that your voting instructions have been properly recorded.

Shares Registered in the Name of a Brokerage Firm or Bank

         A number of brokerage firms and banks are participating in a program that also offers telephone and Internet voting options. This program is likely different from the program provided by AmStock for shares registered in the name of the Stockholder. If your shares are held in an account at a brokerage firm or bank which participates in an electronic voting program, you may vote those shares telephonically or via the Internet by following the instructions included on your proxy card.

                                  MISCELLANEOUS

         A copy of the Company's 2002 Annual Report to Stockholders, including the financial statements and financial statement schedules, as filed with the Commission, is enclosed but is not to be regarded as proxy solicitation materials.


                                  HOUSEHOLDING

         If you and other residents with the same last name at your mailing address own shares of Common Stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker or bank. This practice of sending only one copy of proxy materials is known as "householding." If you received a householding communication, your broker will send one copy of the Proxy Statement and 2002 Annual Report to Stockholders to your address unless contrary instructions were given by any stockholder at that address. If you received more than one copy of the proxy materials this year and you wish to reduce the number of reports you receive in the future and save the Company the cost of printing and mailing these reports, your broker will discontinue the mailing of reports on the accounts you select if you mark the designated box on your proxy card, or follow the instructions provided when you vote over the Internet.


         You may revoke your consent to householding at any time by calling 800-542-1061. The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if your household received a single set of proxy materials for this year, but you would prefer to receive your own copy, we will send a copy to you if you address your written request to MIM Corporation, Investor Relations, 100 Clearbrook Road, Elmsford, NY 10523 or contact MIM Corporation Investor Relations at 914-460-1600.

                                   APPENDIX A
                             AUDIT COMMITTEE CHARTER
                               OF MIM CORPORATION


Organization

         1. Appointment. The Board of Directors will appoint an Audit Committee, which will be composed of at least three directors. The Board of Directors also will appoint a chairman of the Audit Committee.

         2. Qualifications. Each member of the Audit Committee must satisfy the independence requirements of Rule 4200(a)(14) of the National Association of Securities Dealers listing standards and Section 10A(m) of the Securities Exchange Act of 1934. In addition, all Audit Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Audit Committee, and at least one member shall have accounting or related financial management expertise.

Statement of Purpose

         1. Oversight Responsibility. The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to (1) the integrity of the Company's financial statements and financial reporting process and the Company's systems of internal accounting and financial controls, (2) the performance of the internal audit function, (3) the annual audit of the Company's financial statements by the independent auditors, the engagement of the independent auditors and the evaluation of the qualifications, independence and performance of the independent auditors, (4) the Company's compliance with ethics policies and legal and regulatory requirements, including the Company's disclosure controls and procedures, and
(5) the fulfillment of the other responsibilities set forth in this charter. The Audit Committee also will prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

         2. Other Matters. It is not the role of the Audit Committee to plan or conduct audits or to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

Operation

         1. Open Communication. The Audit Committee will maintain regular and open communication among the directors, the independent auditors, the internal auditors and management.

         2. Reports to the Board of Directors.  The Audit  Committee will report
committee   actions  to  the  Board  of  Directors  and  may  make   appropriate
recommendations for action by the Board of Directors.

         3. Meetings. The Audit Committee will establish a schedule of meetings to be held each year and may schedule additional meetings as required. In planning the annual schedule of meetings, the Audit Committee will ensure that sufficient opportunities exist for its members to meet separately with the independent auditors and the head of internal audit (or internal audit service providers), without management present; to meet separately with management, without the independent auditors and the head of internal audit (or internal audit service providers) present; and to meet with only the Audit Committee members present.

         4. Procedures. The Audit Committee may adopt such procedures relating to the conduct of its proceedings, as it deems appropriate.

         5. Access to Records, Advisors and Others. The Audit Committee will have full authority (1) to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company, (2) to retain outside legal, accounting or other advisors to advise the Audit Committee and (3) to request any officer or employee of the Company, the Company's external counsel, the internal auditors or the independent auditors to attend meetings of the Audit Committee or to meet with any members of, or advisors to, the Audit Committee. The Audit Committee may retain advisors without seeking approval of such retention by the Board of Directors. The Company will provide appropriate funding, as determined by the Audit Committee, for payment of the compensation of any advisors retained by the Audit Committee.

         6. Delegation. The Audit Committee may delegate any of its responsibilities to a subcommittee composed of one or more members of the Audit Committee to the extent permitted by applicable law and listing standards. The decisions of any Audit Committee member to whom responsibility is delegated must be presented to the full Audit Committee at the next scheduled meeting after any such decisions are made.

         7. Performance Evaluation. The Audit Committee will establish criteria for evaluating its performance and will conduct such an evaluation on an annual basis.

Responsibilities.

         1. Engagement of Independent Auditors. The Audit Committee will engage the independent auditors and oversee, evaluate and, where appropriate, replace the independent auditors. Any engagement of the independent auditors by the Audit Committee may be subject to stockholder approval or ratification, as determined by the Board of Directors.

         2. Pre-Approval of Audit and Non-Audit Services. The Audit Committee will approve in advance (1) all audit, review and attest services and all non-audit services provided to the Company by the independent auditors and (2) all fees payable by the Company to the independent auditors for such services, all as required by applicable law or listing standards. The Audit Committee shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation.

         3. Independence of Independent Auditors. The Audit Committee will consider matters relating to the independence of the independent auditors. The Audit Committee will ensure that the independent auditors submit, on a periodic basis, to the Audit Committee formal written statements delineating all relationships between the independent auditors and the Company, as required by the Independence Standards Board (or any successor body), will discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors' independence and will take appropriate action in response to the independent auditors' statements to satisfy itself of the independent auditors' independence.

         4. Performance of Independent Auditors. The Audit Committee will review the performance of the independent auditors annually. In connection with this evaluation, the Audit Committee will consult with management and will obtain and review a report by the independent auditors describing their internal control procedures, any issues raised by their most recent internal quality control review or peer review (if applicable) or by any inquiry or investigation by governmental or professional authorities for the preceding five years, and the response of the independent auditors to any such review, inquiry or investigation. The Audit Committee will consider whether it is appropriate to adopt a policy of rotating independent auditors on a periodic basis.

         5. Performance of Internal Auditors. The Audit Committee will annually review the experience and qualifications of the senior members of the internal auditors and the quality control procedures of the internal auditors. If the internal audit services are outsourced, the Audit Committee will be responsible for the engagement, evaluation and termination of the internal audit service providers, and will approve fees paid to the internal audit service providers. As part of its responsibility to evaluate any internal audit service providers, the Audit Committee will review the quality control procedures applicable to the service providers. The Audit Committee also will obtain and review not less frequently than annually a report of the service providers addressing such service providers' internal control procedures, issues raised by their most recent internal quality control review or by any inquiry or investigation by governmental or professional authorities for the preceding five years, and the response of such service providers to any such review, inquiry or investigation.

         6. Audits. The Audit Committee will discuss with the internal auditors or internal audit service providers and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits. In this connection, the Audit Committee will discuss with management, the internal auditors or internal audit service providers and the independent auditors the Company's major risk exposures (whether financial, operating or otherwise), the adequacy and effectiveness of the accounting and financial controls, and the steps management has taken to monitor and control such exposures and manage legal compliance programs, among other considerations that may be relevant to their respective audits. The Audit Committee will review with management and the independent auditors management's annual internal control report, including any attestation of such internal control report by the independent auditors. The Audit Committee will obtain and review periodic reviews from management and the internal auditors or internal audit service providers regarding any significant deficiencies in the design or operation of the Company's internal controls, material weaknesses in internal controls and any fraud (regardless of materiality) involving persons having a significant role in the internals controls, as well as any significant changes in internal controls implemented by management during the most recent reporting period of the Company.

         7. Review of Disclosure Controls and Procedures. The Audit Committee will review with the chief executive officer and the chief financial officer the Company's disclosure controls and procedures and will review periodically, but no less frequently than quarterly, management's conclusions about the efficacy of such disclosure controls and procedures, including any significant deficiencies in, or material non-compliance with, such controls and procedures.

         8. Consultation with Independent Auditors. The Audit Committee will review with the independent auditors any problems or difficulties the auditors may have encountered in connection with the annual audit or otherwise and any management letter provided by the auditors and the Company's response to that letter. This review will address any difficulties encountered by the independent auditors in the course of the audit work, including any restrictions on the scope of activities or access to required information, any disagreements with management regarding generally accepted accounting principles and other matters, and any material adjustments to the financial statements recommended by the independent auditors, regardless of materiality.

         9. Review of Regulatory and Accounting Initiatives. The Audit Committee will review with management and the independent auditors the effect of new or proposed regulatory and accounting initiatives on the Company's financial statements and other public disclosures.

         10. Review of Annual SEC Filings. The Audit Committee will review and discuss with management and the independent auditors the audited financial statements and the other financial information (including disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations) to be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, including their judgment about the quality, no just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Audit Committee also will discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards, applicable law or listing standards, including matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90. Based on such review and discussion, the Audit Committee will make a determination whether to recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

         11. Review of Quarterly SEC Filings and Other Communications. The Audit Committee will review and discuss with management and the independent auditors the quarterly financial information to be included in the Company's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. In connection with this review, the Audit Committee will discuss the results of the independent auditors' review of the Company's quarterly financial information conducted in accordance with Statement on Auditing Standards No. 71. The Audit Committee also will discuss any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards, applicable law or listing standards. The Audit Committee will review the Company's earnings press releases to the extent required by applicable law or listing standards as well as financial information and earnings guidance provided to analysts and rating agencies.

         12. Proxy Statement Report. The Audit Committee will prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

         13. Related Party Transactions. The Audit Committee will review periodically, but no less frequently than annually, a summary of the Company's transactions with directors and officers of the Company and with entities that employ directors, as well as any other material related party transactions.

         14. Hiring Guidelines. The Audit Committee will approve guidelines for the Company's hiring of former employees of the independent auditors, which will meet the requirements of applicable law and listing standards.

         15. Establishment of Whistleblowing Procedures. The Audit Committee will establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         16. Review of Legal and Regulatory Compliance. The Audit Committee will periodically review with management, including the general counsel, and the independent auditors any correspondence with, or other action by, regulators or governmental agencies and any employee complaints or published reports that raise concerns regarding the Company's financial statements, accounting or auditing matters or compliance with the Company's code of conduct and ethics. The Compensation Committee also will meet periodically and separately with the Company's general counsel to review material legal affairs of the Company and the Company's compliance with applicable law and listing standards.

         17. Other Responsibilities. The Audit Committee also will carry out such other duties that may be delegated to it by the Board of Directors from time to time.

Charter

         1. Annual Review. The Audit Committee will review and reassess the adequacy of this charter on an annual basis.

         2. Inclusion in Proxy Statement. The Audit Committee will cause a copy of the charter to be included in the Company's annual proxy statement filed with the Securities and Exchange Commission as required by applicable law or regulation.

                                   APPENDIX B




                                 MIM CORPORATION
                            2001 INCENTIVE STOCK PLAN

                             AS AMENDED AND RESTATED
                             EFFECTIVE JUNE 5, 2003


                                TABLE OF CONTENTS
                                                                                     Page

ss.1. BACKGROUND AND PURPOSE1


ss.2. DEFINITIONS  1

                  2.1               Affiliate............................................1
                  2.2               Board................................................1
                  2.3               Change in Control....................................1
                  2.4               Code.................................................2
                  2.5               Committee............................................2
                  2.6               Ending Value.........................................2
                  2.7               Fair Market Value....................................2
                  2.8               ISO..................................................2
                  2.9               Key Employee.........................................2
                  2.10              1933 Act.............................................2
                  2.11              1934 Act.............................................2
                  2.12              MIM..................................................2
                  2.13              Non-ISO..............................................2
                  2.14              Option...............................................3
                  2.15              Option Certificate...................................3
                  2.16              Option Price.........................................3
                  2.17              Parent...............................................3
                  2.18              Performance Goal.....................................3
                  2.19              Performance Period...................................3
                  2.20              Performance Unit.....................................3
                  2.21              Plan.................................................3
                  2.22              Restricted Stock Unit................................3
                  2.23              Restricted Stock Unit Certificate....................3
                  2.24              Rule 16b-3...........................................3
                  2.25              SAR Value............................................3
                  2.26              Stock................................................3
                  2.27              Stock Appreciation Right.............................3
                  2.28              Stock Appreciation Right Certificate.................3
                  2.29              Stock Grant..........................................3
                  2.30              Stock Grant Certificate..............................4
                  2.31              Subsidiary...........................................4
                  2.32              Ten Percent Shareholder..............................4

ss.3. SHARES RESERVED UNDER PLAN.........................................................4

ss.4. EFFECTIVE DATE.....................................................................5

ss.5. COMMITTEE..........................................................................5

ss.6. ELIGIBILITY AND ANNUAL GRANT CAPS..................................................5

ss.7. OPTIONS............................................................................6

                  7.1               Committee Action.....................................6
                  7.2               $100,000 Limit.......................................6
                  7.3               Option Price.........................................6
                  7.4               Payment..............................................6


                  7.5               Exercise Period......................................7
                  7.6               Reload Option Grants Prohibited......................7

ss.8. STOCK APPRECIATION RIGHTS..........................................................8

                  8.1               Committee Action.....................................8
                  8.2               Terms and Conditions.................................8
                  8.3               Exercise.............................................9

ss.9. RESTRICTED STOCK UNITS.............................................................9

                  9.1               Committee Action.....................................9
                  9.2               No Adjustment for Cash Dividends....................10
                  9.3               Payment for Restricted Stock Units..................10
                  9.4               Deferrals...........................................10
                  9.5               Performance Goals...................................11

ss.10. STOCK GRANTS.....................................................................11

                  10.1              Committee Action....................................11
                  10.2              Conditions..........................................11
                  10.3              Dividends and Voting Rights.........................12
                  10.4              Satisfaction of Forfeiture Conditions...............13
                  10.5              Performance Goals...................................13

ss.11. PERFORMANCE UNITS................................................................13

                  11.1              Committee Action....................................13
                  11.2              Conditions..........................................13
                  11.3              Performance Goals...................................13
                  11.4              Performance Period..................................14
                  11.5              Payment for Performance Unit........................14

ss.12. NON-TRANSFERABILITY..............................................................14


ss.13. SECURITIES REGISTRATION..........................................................15


ss.14. LIFE OF PLAN.....................................................................15


ss.15. ADJUSTMENT.......................................................................16

                  15.1              Capital Structure...................................16
                  15.2              Mergers.............................................16
                  15.3              Fractional Shares...................................17

ss.16. CHANGE IN CONTROL................................................................17


ss.17. AMENDMENT OR TERMINATION.........................................................18


ss.18. MISCELLANEOUS....................................................................18

                  18.1              Shareholder Rights..................................18
                  18.2              No Contract of Employment...........................18
                  18.3              Withholding.........................................19
                  18.4              Construction........................................19
                  18.5              Other Conditions....................................19
                  18.6              Rule 16b-3..........................................20
                  18.7              Loans...............................................20

                                      ss.1

                             BACKGROUND AND PURPOSE

         The purpose of this Plan is to promote the interest of MIM by authorizing the Committee to grant Options, Stock Appreciation Rights and Performance Units and to make Stock Grants to Key Employees in order (1) to attract and retain Key Employees, (2) to provide an additional incentive to each Key Employee to work to increase the value of Stock and (3) to provide each Key Employee with a stake in the future of MIM which corresponds to the stake of each of MIM's stockholders.

                                      ss.2

                                   DEFINITIONS

         2.1 Affiliate -- means any organization (other than a Subsidiary) that would be treated as under common control with MIM underss.414(c) of the Code if "50 percent" were substituted for "80 percent" in the income tax regulations underss.414(c) of the Code.

         2.2 Board -- means the Board of Directors of MIM.

         2.3 Change in Control -- means (i) a "person" or "group" within the meaning of sections 13(d) and 14(d) of the 1934 Act becomes the "beneficial owner" (within the meaning of Rule 13d-3 under the 1934 Act) of securities of MIM (including options, warrants, rights and convertible and exchangeable securities) representing 50% or more of the combined voting power of MIM's then outstanding securities in any one or more transactions unless approved by at least two-thirds of the Board then serving at that time; provided, however, that purchases by employee benefit plans of MIM and by MIM or its Subsidiaries and Affiliates shall be disregarded; or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the operating assets of MIM; or (iii) a merger or consolidation, or a transaction having a similar effect, where (A) MIM is not the surviving corporation, (B) the majority of the common stock of MIM is no longer held by the stockholders of MIM immediately prior to the transaction, or
(C) MIM's common stock is converted into cash, securities or other property (other than the common stock of a company into which MIM is merged)

         2.4 Code -- means the Internal Revenue Code of 1986, as amended.

         2.5 Committee -- means a committee of the Board which shall have at least 2 members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a "non-employee director" under Rule 16b-3 and an "outside director" underss. 162(m) of the Code.

         2.6 Ending Value -- means, a value for each Performance Unit or a formula for determining the value of each Performance Unit at the time of payment.

         2.7 Fair Market Value -- means (1) the closing price on any date for a share of Stock as reported by The Wall Street Journal or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date, (2) such closing price as so reported in accordance withss. 2.7(1) for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (3) the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

         2.8 ISO -- means an option granted under this Plan to purchase Stock which is intended to satisfy the requirements ofss. 422 of the Code.

         2.9 Key Employee -- means an employee of MIM or any Subsidiary or Parent or Affiliate designated by the Committee who, in the judgment of the Committee acting in its absolute discretion, is key directly or indirectly to the success of MIM.

         2.10 1933 Act -- means the Securities Act of 1933, as amended.

         2.11 1934 Act -- means the Securities Exchange Act of 1934, as amended.

         2.12 MIM -- means MIM Corporation and any successor to MIM Corporation.

         2.13 Non-ISO -- means an option granted under this Plan to purchase Stock which is intended to fail to satisfy the requirements ofss. 422 of the Code.

         2.14 Option -- means an ISO or a Non-ISO which is granted underss.7.

         2.15 Option Certificate -- means the written certificate which sets forth the terms and conditions of an Option granted under this Plan.

         2.16 Option Price -- means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

         2.17 Parent -- means any corporation which is a parent corporation (within the meaning ofss. 424(e) of the Code) of MIM.

         2.18 Performance Goal -- means a performance goal described inss. 10.3.

         2.19 Performance Period -- means a performance period as described inss. 10.4.

         2.20 Performance Unit -- means an award granted underss.10.

         2.21 Plan -- means this MIM Corporation 2001 Incentive Stock Plan as effective as of the date adopted by the Board in 2001 and as amended from time to time thereafter.

         2.22 Restricted Stock Unit -- means an award granted under Section 9.

         2.23 Restricted Stock Unit Certificate -- means the written certificate which sets forth the terms and conditions of a Restricted Stock Unit.

         2.24 Rule 16b-3 -- means the exemption under Rule 16b-3 to Section 16(b) of the 1934 Act or any successor to such rule.

         2.25 SAR Value -- means the value assigned by the Committee to a share of Stock in connection with the grant of a Stock Appreciation Right underss.8.

         2.26 Stock -- means the common stock, $.0001 par value per share, of MIM.

         2.27 Stock Appreciation Right -- means a right to receive the appreciation in a share of Stock which is granted underss.8.

         2.28  Stock   Appreciation  Right  Certificate  --  means  the  written
certificate which sets forth the terms and conditions of a Stock Appreciation Right which is not granted to a Key Employee as part of an Option.

         2.29 Stock Grant -- means Stock granted underss. 10.

         2.30 Stock Grant Certificate -- means the written certificate which sets forth the terms and conditions of a Stock Grant.

         2.31   Subsidiary  --  means  a  corporation   which  is  a  subsidiary
corporation (within the meaning ofss. 424(f) of the Code) of MIM.

         2.32 Ten Percent Shareholder -- means a person who owns (after taking into account the attribution rules ofss. 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either MIM, a Subsidiary or Parent.

                                      ss.3

                           SHARES RESERVED UNDER PLAN

         There shall (subject to ss. 15) be 3,750,000 shares of Stock reserved for issuance under this Plan (which number shall include the 950,000 shares of Stock originally reserved for issuance as well as the additional 800,000 shares reserved for issuance upon stockholder approval at the Company's Annual Meeting of Stockholders on June 4, 2002 under this Plan prior to this amendment and restatement of this Plan), and no more than such number of shares shall (subject to ss. 15) be issued in connection with the exercise of ISOs. Such shares of Stock shall be reserved to the extent that MIM deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by MIM. Any shares of Stock subject to an Option or Stock Grant which remain unissued after the cancellation, expiration or exchange of such Option or Stock Grant or which are forfeited after issuance; any shares of Stock subject to issuance under a Stock Appreciation Right which remain unissued after the cancellation or expiration of such Stock Appreciation Right; and any shares of Stock subject to issuance upon the vesting of Restricted Stock Units which remain unissued after the cancellation or forfeiture of such units thereafter shall again become available for issuance under this Plan. Any shares of Stock used to satisfy a withholding obligation shall be treated as issued under this Plan and not again become available for grants under this Plan.

                                      ss.4

                                 EFFECTIVE DATE

         The effective date of this Plan shall be the date of its adoption by the Board, provided the shareholders of MIM (acting at a duly called meeting of such shareholders) approve such adoption within twelve (12) months of such effective date. Any Option or Stock Appreciation Right granted or Stock Grant made before such shareholder approval automatically shall be granted subject to such approval.

                                      ss.5

                                    COMMITTEE

         This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject toss. 16 andss. 17 and Rule 16b-3) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on MIM, on each affected Key Employee and on each other person directly or indirectly affected by such action.

                                      ss.6

                        ELIGIBILITY AND ANNUAL GRANT CAPS

         Only Key Employees who are employed by MIM or a Subsidiary or Parent shall be eligible for the grant of ISOs under this Plan. All Key Employees shall be eligible for the grant of Non-ISOs and Stock Appreciation Rights and for Stock Grants under this Plan. However, no Key Employee in any calendar year shall be granted (i) Options to purchase (subject to ss. 15) more than 350,000 shares of Stock, (ii) more than 350,000 Stock Appreciation Rights based on the appreciation with respect to Stock (subject to ss. 15) (iii) Stock, Stock Grants for (subject to ss. 15) more than 350,000 shares of Stock; or (iv) Restricted Stock Units based on the Fair Market Value of (subject to ss.15) more than 350,000 shares of Stock; or any combination of such awards covering in the aggregate 500,000 shares of Stock. In addition, subsequent to the effective date of this amendment and restatement of the Plan, the Company will not make Stock Grants or grants of Restricted Stock Units or Performance Units totaling more than 1,000,000 shares under the Plan.

                                      ss.7

                                     OPTIONS

         7.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant Options to Key Employees under this Plan from time to time to purchase shares of Stock. Each grant of an Option to a Key Employee shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a Non-ISO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan; however, if the Committee grants an ISO and a Non-ISO to a Key Employee on the same date, the right of the Key Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO. Options, once issued, may not be repriced without first obtaining the approval of the shareholders of MIM.

         7.2 $100,000 Limit. No Option shall be treated as an ISO to the extent that the aggregate Fair Market Value of the Stock subject to the Option which would first become exercisable in any calendar year $100,000. Any such excess shall instead automatically be treated as a Non-ISO. The Committee shall interpret and administer the ISO limitation set forth in this ss. 7.2 in accordance with ss. 422(d) of the Code, and the Committee shall treat this ss.
7.2 as in effect only for those periods for which ss. 422(d) of the Code is in effect.

         7.3 Option Price. The Option Price for each share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Key Employee who is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted.

         7.4 Payment. The Option Price shall be payable in full upon the exercise of any Option, and at the discretion of the Committee an Option Certificate can provide for the payment of the Option Price either in cash, by check or in Stock which has been held for at least six (6) months and which is acceptable to the Committee or in any combination of cash, check and such Stock. The Option Price in addition may be paid through any cashless exercise procedure which is acceptable to the Committee or its delegate and which is facilitated through a sale of Stock. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the certificate for such Stock (or proper evidence of such certificate) is presented to the Committee or its delegate in such form as acceptable to the Committee.

         7.5 Exercise Period. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option exercisable on or after the earlier of (1) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Key Employee is a Ten Percent Shareholder on the date the Option is granted, or
(2) the date which is the tenth anniversary of the date the Option is granted, if the Option is (a) a Non-ISO or (b) an ISO which is granted to a Key Employee who is not a Ten Percent Shareholder on the date the Option is granted. An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee has terminated for any reason whatsoever, including death or disability.

         7.6 Reload Option Grants Prohibited. The Committee may not, as part of the grant of an Option, provide in the related Option Certificate for "reload" Option grants (i.e., the automatic grant of an additional Option to pay all or a part of the Option Price or using Stock to satisfy all or a part of any related tax withholding requirement.

                                     ss. 8.

                            STOCK APPRECIATION RIGHTS

         8.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant Stock Appreciation Rights to Key Employees under this Plan from time to time, and each Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.

         8.2 Terms and Conditions.

                    (a) Stock Appreciation Right Certificate. If a Stock Appreciation Right is evidenced by a Stock Appreciation Right Certificate, such certificate shall set forth the number of shares of Stock on which the Key Employee's right to appreciation shall be based and the SAR Value of each share of Stock. Such SAR Value shall be no less than the Fair Market Value of a share of Stock on the date that the Stock Appreciation Right is granted. The Stock Appreciation Right Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but no Stock
                         Appreciation  Right  Certificate  shall  make  a  Stock
                         Appreciation Right exercisable on or after the date which is the tenth anniversary of the date such Stock Appreciation Right is granted.

                    (b) Option Certificate. If a Stock Appreciation Right is evidenced by an Option Certificate, the number of shares of Stock on which the Key Employee's right to appreciation shall be based shall be the same as the number of shares of Stock subject to the related Option and the SAR Value for each such share of Stock shall be no less than the Option Price under the related Option.

                         Each such Option Certificate shall provide that the exercise of the Stock Appreciation Right with respect to any share of Stock shall cancel the Key Employee's right to exercise his or her Option with respect to such share and, conversely, that the exercise of the Option with respect to any share of Stock shall cancel the Key Employee's right to exercise his or her Stock Appreciation Right with respect to such share. A Stock Appreciation Right which is granted as part of an Option shall be exercisable only while the related Option is exercisable. The Option Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances.

         8.3 Exercise. A Stock Appreciation Right shall be exercisable only when the Fair Market Value of a share of Stock on which the right to appreciation is based exceeds the SAR Value for such share, and the payment due on exercise shall be based on such excess with respect to the number of shares of Stock to which the exercise relates. A Key Employee upon the exercise of his or her Stock Appreciation Right shall receive a payment from MIM in cash or in Stock issued under this Plan, or in a combination of cash and Stock, and the number of shares of Stock issued shall be based on the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is exercised. The Committee acting in its absolute discretion shall have the right to determine the form and time of any payment under this ss. 8.3.

                                     ss. 9.

                             RESTRICTED STOCK UNITS

         9.1 Committee Action. The Committee acting in its absolute discretion shall have the right from time to time to grant to Key Employees under this Plan non-equity Restricted Stock Units, the value of each of which corresponds to the Fair Market Value of a share of Stock. Each Restricted Stock Unit grant shall be evidenced by a Restricted Stock Unit Certificate that shall set forth the number of Restricted Stock Units granted to the Key Employee, the vesting schedule applicable to such Restricted Stock Units and such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan.

         9.2 No Adjustment for Cash Dividends. Except for dividend equivalent adjustments made by the Committee for stock dividends in accordance with ss. 15.1, there shall be no adjustment to Restricted Stock Units for dividends paid by MIM.

         9.3 Payment for Restricted Stock Units. Unless a Key Employee has made a deferral election in accordance with ss. 9.5, a Key Employee shall receive upon the vesting of a Restricted Stock Unit payment from MIM in Stock issued under this Plan, and the number of shares of Stock issued to the Key Employee shall be equal to the number of Restricted Stock Units that have at such time become vested. At the time a Key Employee receives shares of stock equal in number to such Key Employee's vested Restricted Stock Units, such vested Restricted Stock Units shall automatically be cancelled and shall give the Key Employee no further rights to payment of any kind.

         9.4 Deferrals. The Committee, in its absolute discretion, may permit a Key Employee to elect to defer such Key Employee's receipt of the delivery of shares of Stock that would otherwise be due to such Key Employee by virtue of the vesting of a Restricted Stock Unit; provided such deferral election is made at least 12 months before the Restricted Stock Unit vests. If any such deferral election is permitted by the Committee, the Committee shall, in its absolute discretion, establish additional rules and procedures for such payment deferrals. However, notwithstanding the preceding provisions of this ss. 9.3 and notwithstanding any other provision of this Plan to the contrary, the Committee shall not, (1) in establishing the terms and provisions of any grant of Restricted Stock Units, or (2) in exercising its powers under this ss. 9.3, create any arrangement which would constitute an employee pension benefit plan as defined in ss. 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), unless the arrangement provides benefits solely to one or more individuals who constitute members of a select group of management or highly compensated employees (within the meaning of ERISA ss.ss. 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6)).

         9.5 Performance Goals. The Committee may, at the time a Restricted Stock Unit is granted, prescribe corporate, divisional, and/or individual performance goals, applicable to all or any the Restricted Stock Units subject to the grant. Performance goals may be based on achieving a certain level of total revenue, earnings, earnings per share or return on equity of MIM and its and its Subsidiaries and Affiliates, or on the extent of changes in such criteria.

                                    ss. 10.

                                  STOCK GRANTS

         10.1 Committee Action. The Committee acting in its absolute discretion shall have the right to make Stock Grants to Key Employees. Each Stock Grant shall be evidenced by a Stock Grant Certificate, and each Stock Grant Certificate shall set forth the conditions, if any, under which Stock will be issued under the Stock Grant and the conditions under which the Key Employee's interest in any Stock which has been issued will become non-forfeitable.

         10.2 Conditions.

                    (a) Conditions to Issuance of Stock. The Committee acting in its absolute discretion may make the issuance of Stock under a Stock Grant subject to the satisfaction of one, or more than one, condition which the Committee deems appropriate under the circumstances for Key Employees generally or for a Key Employee in particular, and the related Stock Grant Certificate shall set forth each such condition and the deadline for satisfying each such condition. Stock subject to a Stock Grant shall be issued in the name of a Key Employee only after each such condition, if any, has been timely satisfied, and any Stock which is so issued shall be held by MIM pending the satisfaction of the forfeiture conditions, if any, under ss. 10.2(b) for the related Stock Grant.

                    (b) Forfeiture Conditions. The Committee acting in its absolute discretion may make Stock issued in the name of a Key Employee subject to one, or more than one, objective employment, performance or other forfeiture condition that the Committee acting in its absolute discretion deems appropriate under the circumstances for Key Employees generally or for a Key Employee in particular, and the related Stock Grant Certificate shall set forth each such forfeiture condition, if any, and the deadline, if any, for satisfying each such forfeiture condition. A Key Employee's non-forfeitable interest in the shares of Stock underlying a Stock Grant shall depend on the extent to which he or she timely satisfies each such condition. Each share of Stock underlying a Stock Grant shall be unavailable underss. 3 after such grant is effective unless such share thereafter is forfeited as a result of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available underss. 3 as of the date of such forfeiture.

         10.3 Dividends and Voting Rights. If a cash dividend is paid on a share of Stock after such Stock has been issued under a Stock Grant but before the first date that a Key Employee's interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, MIM shall pay such cash dividend directly to such Key Employee. If a Stock dividend is paid on such a share of Stock during such period, such Stock dividend shall be treated as part of the related Stock Grant, and a Key Employee's interest in such Stock dividend shall be forfeited or shall become non-forfeitable at the same time as the Stock with respect to which the Stock dividend was paid is forfeited or becomes non-forfeitable. The disposition of each other form of dividend which is declared on such a share of Stock during such period shall be made in accordance with such rules as the Committee shall adopt with respect to each such dividend. A Key Employee also shall have the right to vote the Stock issued under his or her Stock Grant during such period.

         10.4 Satisfaction of Forfeiture Conditions. A share of Stock shall cease to be subject to a Stock Grant at such time as a Key Employee's interest in such Stock becomes non-forfeitable under this Plan, and the certificate representing such share shall be transferred to the Key Employee as soon as practicable thereafter. 10.5 Performance Goals. The Committee may, at the time a Stock Grant is made, prescribe corporate, divisional, and/or individual performance goals, applicable to all or any portion of the shares subject to the Stock Grant. Performance goals may be based on achieving a certain level of total revenue, earnings, earnings per share or return on equity of MIM and its and its Subsidiaries and Affiliates, or on the extent of changes in such criteria.

                                     ss. 11.

                                PERFORMANCE UNITS

         11.1 Committee Action. The Committee (acting in its sole discretion) may from time to time grant Performance Units to Key Employees under the Plan representing the right to receive in cash an amount determined by reference to certain performance measurements, subject to such restrictions, conditions and other terms as the Committee may determine.

         11.2 Conditions. The written agreement covering Performance Units shall specify Performance Goals (as defined in ss. 11.3), a Performance Period (as defined in ss. 11.4)) and an Ending Value. Performance Units granted to a Key Employee shall be credited to a bookkeeping account established and maintained for such Key Employee.

         11.3 Performance Goals. With respect to each award of Performance Units, the Committee (acting in its sole discretion) shall specify as Performance Goals the corporate, division, and/or individual performance goals which must be satisfied in order for the Key Employee to be entitled to payment to such Performance Units. Performance Goals may be based on achieving a certain level of total revenue, earnings, earnings per share or return on equity of MIM and its Subsidiaries and Affiliates, or on the extent of changes in such criteria. Different Performance Goals may be established for different awards of Performance Units, and a Key Employee may be granted more than one award of Performance Units at the same time.

         11.4 Performance Period. The Committee (acting in its sole discretion) shall determine the Performance Period, which shall be the period of time during which the Performance Goals must be satisfied in order for the Key Employee to be entitled to payment of Performance Units granted to such Key Employee. Different Performance Periods may be established for different Performance Units. Performance Periods may run consecutively or concurrently. 11.5 Payment for Performance Units. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Goals for the Performance Period have been achieved. As soon as reasonably practicable after such determination, or at such later date or in such installments as the Committee shall determine at the time of grant, MIM shall pay to the Key Employee an amount in cash equal to the Ending Value of each Performance Unit as to which the Performance Goals have been satisfied; provided, however, that in no event shall a Key Employee receive an amount in excess of $1,000,000 in respect of Performance Units for any given year.

                                    ss. 12.

                               NON-TRANSFERABILITY

         No Option,  Stock  Grant,  Restricted  Stock Unit,  Stock  Appreciation
Right, or Performance Unit shall (absent the Committee's consent) be transferable by a Key Employee other than by will or by the laws of descent and distribution, and any Option or Stock Appreciation Right shall (absent the Committee's consent) be exercisable during a Key Employee's lifetime only by the Key Employee. The person or persons to whom an Option, Stock Grant, Restricted Stock Unit, Stock Appreciation Right or Performance Unit is transferred by will or by the laws of descent and distribution (or with the Committee's consent) thereafter shall be treated as the Key Employee.

                                    ss. 13.

                             SECURITIES REGISTRATION

         As a condition to the receipt of shares of Stock under this Plan, the Key Employee shall, if so requested by MIM, agree to hold such shares of Stock for investment and not with a view toward resale or distribution to the public and, if so requested by MIM, shall deliver to MIM a written statement satisfactory to MIM to that effect. Furthermore, if so requested by MIM, the Key Employee shall make a written representation to MIM that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable federal or state securities law or he or she shall have furnished to MIM an opinion in form and substance satisfactory to MIM or its legal counsel satisfactory to MIM that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option, Stock Appreciation Right or Restricted Stock Unit or upon the lapse of the forfeiture conditions, if any, on any Stock Grant may at the discretion of MIM bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to MIM of legal counsel satisfactory to MIM that such registration is not required.

                                    ss. 14.

                                  LIFE OF PLAN

                  No Option, Stock Appreciation Right, Restricted Stock Unit or Performance Unit shall be granted or Stock Grant made under this Plan on or after the earlier of

                    (1) the tenth anniversary of the effective date of this Plan (as determined underss. 4), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable, all Stock issued under any Stock Grants under this Plan have been forfeited or have become non-forfeitable, all Restricted Stock Units have vested and all Performance Periods have ended, or

                    (2) the date on which all of the Stock reserved underss. 3 has (as a result of the exercise of Options or Stock Appreciation Rights granted under this Plan the satisfaction of the forfeiture conditions, if any, on Stock Grants, or the payment of shares upon the vesting of Restricted Stock Units) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                    ss. 15.

                                   ADJUSTMENT

         15.1 Capital Structure. The number, kind or class (or any combination thereof) of shares of Stock reserved under ss. 3, the annual grant caps described in ss. 6, the number, kind or class (or any combination thereof) of shares of Stock subject to Options, Restricted Stock Units or Stock Appreciation Rights granted under this Plan, the Option Price of such Options, the SAR Value of such Stock Appreciation Rights as well as the number, kind or class (or any combination thereof) of shares of Stock subject to Stock Grants granted under this Plan shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of MIM, including, but not limited to, such changes as stock dividends or stock splits.

         15.2 Mergers. The Committee as part of any corporate transaction described in ss. 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with ss. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under ss. 3 and the annual grant caps described in ss. 6. Furthermore, the Committee as part of any corporate transaction described in ss. 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with ss. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock subject to any outstanding Stock Grants under this Plan and any related grant conditions and forfeiture conditions, and the number, kind or class (or any combination thereof) of shares subject to Option, Restricted Stock Unit and Stock Appreciation Right grants previously made under this Plan and the related Option Price and SAR Value for each such Option Stock Appreciation Right and, further, shall have the right (in any manner which the Committee in its discretion deems consistent with ss. 424(a) of the Code and without regard to the annual grant caps described in ss. 6 of this Plan) to make any Stock Grants and Option Stock Appreciation Right and Restricted Stock Unit grants to effect the assumption of, or the substitution for, stock grants and option, restricted stock unit and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such stock grants and stock option, restricted stock unit and stock appreciation right grants.

         15.3 Fractional Shares. If any adjustment under this ss. 15 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options, Restricted Stock Unit or Stock Appreciation Right grants and Stock Grants shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this ss. 15 by the Committee shall be conclusive and binding on all affected persons.

                                    ss. 16.

                                CHANGE IN CONTROL

         If there is a Change in Control of MIM on any date, then any and all conditions to the exercise of all outstanding Options and Stock Appreciation Rights on such date, any and all conditions to the vesting of all outstanding Restricted Stock Units, and any and all outstanding issuance and forfeiture conditions on any Stock Grants and Performance Units on such date automatically shall be deemed satisfied in full on such date, and the Board shall have the right (to the extent expressly required as part of such transaction) to cancel such Options, Restricted Stock Units, Stock Appreciation Rights, Stock Grants and Performance Units after providing each Key Employee a reasonable period (which period shall not be less than 30 days) to exercise his or her Options and Stock Appreciation Rights and to take such other action as necessary or appropriate to receive the Stock subject to any Restricted Stock Units or Stock Grants or the cash subject to any Performance Units. ss. 17. AMENDMENT OR TERMINATION This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, (1) no amendment shall be made absent the approval of the shareholders of MIM to the extent such approval is required under applicable law and (2) no amendment shall be made to ss. 16 on or after any date described in ss. 16 which might adversely affect any rights which otherwise vest on such date. The Board also may suspend granting Options, Stock Appreciation Rights, Restricted Stock Units or Performance Units or making Stock Grants under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option, Restricted Stock Unit, Stock Appreciation Right or Performance Unit granted or Stock Grant made before such suspension or termination unless (x) the Key Employee consents in writing to such modification, amendment or cancellation or (y) there is a dissolution or liquidation of MIM or a transaction described in ss. 15 or ss. 16.

                                    ss. 18.

                                 MISCELLANEOUS

         18.1 Shareholder Rights. No Key Employee shall have any rights as a shareholder of MIM as a result of the grant of an Option or a Restricted Stock Unit or Stock Appreciation Right pending the actual delivery of the Stock subject to such Option, Restricted Stock Unit or Stock Appreciation Right to such Key Employee. Subject to ss. 10.3, a Key Employee's rights as a shareholder in the shares of Stock underlying a Stock Grant which is effective shall be set forth in the related Stock Grant Certificate.

         18.2 No Contract of Employment. The grant of an Option, Restricted Stock Unit, Stock Appreciation Right or a Performance Unit or a Stock Grant to a Key Employee under this Plan shall not constitute a contract of employment and shall not confer on a Key Employee any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in the related Option Certificate, Restricted Stock Unit Certificate, Stock Appreciation Right Certificate, Stock Grant Certificate, or Performance Unit agreement.

         18.3 Withholding. Each Option, Stock Appreciation Right, Restricted Stock Unit, Performance Unit and Stock Grant, shall be made subject to the condition that the Key Employee consents to whatever action the Committee directs to satisfy the minimum statutory federal and state tax withholding requirements, if any, which MIM determines are applicable to the exercise of such Option or Stock Appreciation Right, the payment of shares upon the vesting of such Restricted Stock Unit, the satisfaction of any forfeiture conditions with respect to Stock subject to a Stock Grant issued in the name of the Key Employee, or to the payment for the Performance Units. The Committee also shall have the right to provide in an Option Certificate, Stock Appreciation Right Certificate, Restricted Stock Unit Certificate, Stock Grant Certificate, or Performance Unit agreement that a Key Employee may elect to satisfy such minimum statutory federal and state tax withholding requirements through a reduction in the cash or the number of shares of Stock actually transferred to him or to her under this Plan. No withholding shall be effected under this Plan which exceeds the minimum statutory federal and state withholding requirements.

         18.4 Construction. All references to sections (ss.) are to sections (ss.) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Delaware. Finally, each term set forth in ss. 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

         18.5 Other Conditions. Each Option Certificate, Restricted Stock Unit Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate may require that a Key Employee (as a condition to the exercise of an Option or a Stock Appreciation Right, the payment of shares upon the vesting of a Restricted Stock Unit or the issuance of Stock subject to a Stock Grant) enter into any agreement or make such representations prepared by MIM, including (without limitation) any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Option, Restricted Stock Unit or a Stock Appreciation Right or a Stock Grant or provides for the repurchase of such Stock by MIM.

         18.6 Rule 16b-3. The Committee shall have the right to amend any Option, Stock Grant, Restricted Stock Unit or Stock Appreciation Right to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to a Key Employee as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

         18.7 Loans. If approved by the Committee, MIM may lend money to, or guarantee loans made by a third party to, any Key Employee to finance all or a part of the exercise of any Option granted under this Plan or the purchase of any Stock subject to a Stock Grant under this Plan, and the exercise of an Option or the purchase of any such Stock with the proceeds of any such loan shall be treated as an exercise or purchase for cash under this Plan.

         IN WITNESS WHEREOF, MIM Corporation has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.


                  MIM CORPORATION
                  By:   ___________________________
                  Date: ___________________________

                       ANNUAL MEETING OF STOCKHOLDERS OF


                                 MIM CORPORATION

                                  To be held on
                                  June 5, 2003


                            PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                                     - OR -

TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.

                                     - OR -

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

                                                 COMPANY NUMBER

                                                 ACCOUNT NUMBER

                                                 CONTROL NUMBER

                 Please detach and mail in the envelope provided
              IF you are not voting via telephone or the Internet.



--------------------------------------------------------------------------------

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

-------------------------------------------------------------------------------

PROPOSAL 1. Election of Directors:
                                        NOMINEES:
[ ] FOR ALL NOMINEES
                                        O Richard A. Cirillo
[ ] WITHHOLD AUTHORITY                  O Charlotte W. Collins
    FOR ALL NOMINEES                    O Dr. Louis T. DiFazio
                                        O Harold Ford, Sr.
[ ] FOR ALL EXCEPT                      O Richard H. Friedman
    (See instructions below)            O Michael Kooper
                                        O Dr. Louis A. Luzzi
                                        O Jack L. Salzman
                                        O Ronald K. Shelp


INSTRUCTION:

To  withhold  authority  to vote for any  individual  nominee(s),  mark "FOR ALL
EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (X)


_______________________________________________________________________________

 To change the  address on your  account,  please  check the box at
 right and  indicate  your new address in the address  space above.          [ ]
 Please note that changes to the registered name(s) on the account may not be submitted via this method.

PROPOSAL 2.   Proposal to amend and restate the MIM  Corporation  2001 Incentive
              Stock Plan.

                         FOR         AGAINST    ABSTAIN
                         [ ]         [ ]          [ ]


PROPOSAL 3.   Proposal  to ratify  the  appointment  of Ernst & Young LLP as the
              Company's independent auditors

                         FOR         AGAINST    ABSTAIN
                         [ ]         [ ]          [ ]


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION IS INDICATED WILL BE VOTED FOR PROPOSALS 1-3 ABOVE AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.


Signature of Stockholder_________________________ Date: __________

Signature of Stockholder_________________________ Date: __________


Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY CARD

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 MIM CORPORATION
                       2003 ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 5, 2003

     The undersigned stockholder of MIM CORPORATION, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 30, 2003, and hereby revokes all prior proxies and appoints Richard H. Friedman and Barry A. Posner, or either one of them, proxies and attorneys-in-fact, with full power to each of substitution and resubstitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on June 5, 2003, at 10:00 a.m., local time, at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York 10591, and at any adjournment or postponement thereof, and to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof, hereby revoking any proxies heretofore given.

          THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION IS INDICTED WILL BE VOTED FOR PROPOSALS 1-3 ON THE REVERSE SIDE HEREOF IN FAVOR OF MANAGEMENT'S RECOMMENDATIONS AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS SAID PROXIES DEEM ADVISABLE AND IN THE BEST INTEREST OF THE COMPANY.


          (IMPORTANT - TO BE MARKED, SIGNED AND DATED ON REVERSE SIDE)